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                                                                    EXHIBIT 10.8

                               COMERICA BANK-TEXAS
                                       AND
                           THOMAS GROUP, INC., ET AL.

                               THIRD AMENDMENT TO
                           FIRST AMENDED AND RESTATED
                         REVOLVING CREDIT LOAN AGREEMENT

                              DATED: MARCH 29, 2002

KEY:

Bank         =     Comerica Bank-Texas
Borrower     =     Thomas Group, Inc.
TGL          =     Thomas Group of Louisiana, Inc.
TGS          =     Thomas Group of Sweden, Inc.
TGSU         =     Thomas Group (Suisse) GmbH
TGSR         =     Thomas Group (Suisse Results) GmbH
TGG          =     Thomas Group GmbH
TGA          =     Thomas Group Asia PTE LTD
TGH          =     Thomas Group Hong Kong Limited

DOCUMENT

1.   Third Amendment to First Amended and Restated Revolving Credit Loan
     Agreement

2.   Revolving Credit Note ($2,500,000)

3.   Term Note ($5,000,000)

4.   Restated Security Agreement (all assets) (to be executed by Borrower)

5.   Security Agreement (all assets) (to be executed by TGL)

6.   Security Agreement (all assets) (to be executed by TGS)

7.   Security Agreement (Negotiable Collateral) (stock)

8.   Security Agreement (Intellectual Property)

9.   Security Interest Assignment of Copyrights, Patents, and Trademarks

10.  Advance Formula Agreement

11.  Notice of Pledge and Control Agreement (TGSU)

12.  Notice of Pledge and Control Agreement (TGSR)

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13.  Notice of Pledge and Control Agreement (TGG)

14.  Notice of Pledge and Control Agreement (TGL)

15.  Notice of Pledge and Control Agreement (TGS)

16.  Notice of Pledge and Control Agreement (TGA)

17.  Notice of Pledge and Control Agreement (TGK)

18.  Disclaimer of Oral Agreements

19.  Omnibus General Certificates

20.  Subordination Agreements
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                  THIRD AMENDMENT TO FIRST AMENDED AND RESTATED
                         REVOLVING CREDIT LOAN AGREEMENT

     THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT (this "AMENDMENT"), dated as of March 29, 2002, is among THOMAS GROUP, INC., a Delaware corporation (the "BORROWER"), each of the Domestic Subsidiaries and Foreign Subsidiaries (as such terms are defined below) that is a signatory hereto, and COMERICA BANK-TEXAS, a Texas banking association ("LENDER").

                                    RECITALS:

     The Borrower and the Lender have entered into that certain First Amended and Restated Revolving Credit Loan Agreement dated as of December 4, 1996 (as the same has been or may hereafter be amended, restated or otherwise modified from time to time, the "AGREEMENT").

     In connection with the Agreement, each Domestic Subsidiary and each Foreign Subsidiary have executed Guaranties securing the obligations, Indebtedness and liabilities of the Borrower in favor of the Lender (collectively, the "GUARANTIES").

     The Borrower, each Domestic Subsidiary, each Foreign Subsidiary, and the Lender now desire to amend the Agreement as more specifically described herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows (all provisions of this Amendment being effective as of March 29, 2002 (the "EFFECTIVE DATE") unless otherwise stated herein):

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                          AMENDMENTS AND RATIFICATIONS

     Each of the following amendments is effective as of the date of this Amendment, unless otherwise stated herein.

     Section 2.1 AMENDMENTS TO RECITALS. All references in the Recitals to "$10,000,000" shall be changed to read "2,500,000."

     Section 2.2    AMENDMENTS TO SECTION 1 (DEFINITIONS) OF THE AGREEMENT.

             (a) The following definitions in Section 1.1 of the Agreement are amended and restated in their entirety as follows:

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 1
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          "APPLICABLE RATE" shall mean the Prime Rate plus (i) for Advances evidenced by the Revolving Credit Note, two percent (2%), and (ii) for Advances evidenced by the Term Note, four percent (4%).

          "COLLATERAL" shall mean all of the Borrower's and each Domestic Subsidiary's assets and all of the following property Borrower and each Domestic Subsidiary now or later owns or has an interest in, wherever located, including without limitation:

               (i) all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all Accounts, Chattel Paper (including without limit Electronic Chattel Paper and Tangible Chattel Paper), contract rights, Deposit Accounts, Documents, Instruments and rights to payment evidenced by Chattel Paper, Documents or Instruments, Health Care Insurance Receivables, Commercial Tort Claims, Letters of Credit, Letter of Credit Rights, Supporting Obligations, and rights to payment for money or funds advanced or sold);

               (ii)   all Inventory;

               (iii)  all Equipment and Fixtures;

               (iv) all Software (for purposes of this Agreement "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and
          (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded);

               (v)    all Intellectual Property;

               (vi) Investment Property, including without limitation, securities, securities entitlements, and financial assets, and including without limitation, 100% of the outstanding capital voting stock of each Domestic Subsidiary, and 65% of the outstanding capital voting stock of each Foreign Subsidiary;

               (vii) all General Intangibles, including without limitation, all of Borrower's or all of each Domestic Subsidiary's rights to any tax refunds from the Internal Revenue Services and proceeds thereof;

               (viii) all Goods, Instruments, Documents, policies and certificates of insurance, Deposit Accounts, money, Investment Property or other property (except real property which is not a fixture) which are

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 2
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          now or later in possession or control of Lender, or as to which Lender now or later controls possession by documents or otherwise, and

               (ix) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Borrower.

          In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral. Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the UCC, as those meanings may be amended, revised or replaced from time to time.

          "CURRENT RATIO" shall mean, as computed in accordance with GAAP, the quotient of the Borrower's current assets divided by the sum of (i) Borrower's current liabilities, and (ii) Indebtedness (to the extent not duplicative).

          "DEFAULT RATE" shall mean the Maximum Legal Rate.

          "GUARANTOR" shall mean each Domestic Subsidiary, each Foreign Subsidiary, and any other Person who from time to time guarantees any portion of the Indebtedness.

          "LOAN" shall mean a loan or Advance of funds by the Lender pursuant to the Agreement, including without limitation, all funds advanced under the Term Loan and the Revolving Credit Loan.

          "NOTE" shall mean, collectively, the Revolving Credit Note and the Term Note.

          "REVOLVING CREDIT COMMITMENT" shall mean the obligation of the Lender to make Revolving Credit Loans to the Borrower in an aggregate principal amount at any time outstanding up to but not to exceed $2,500,000 from the date of this Agreement through the Termination Date.

          "REVOLVING CREDIT NOTE" shall mean that certain Amended and Restated Revolving Credit Note dated as of March 29, 2002 in the amount of $2,500,000 executed by the Borrower and payable to the order of the Lender, as the same has been or may hereafter be amended, restated, extended, increased, renewed or otherwise modified from time to time, and substitutions therefor.

          "SECURITY AGREEMENT" shall mean, collectively, that certain Security Agreement executed by Borrower in favor of Lender dated as of December 1, 2001, as the same may be amended, restated, or otherwise modified from time to

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 3
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     time, including without limitation, that certain Restated Security
     Agreement executed by Borrower in favor of Lender dated as of March 29, 2002, and such other security agreements as from time to time may be executed by the Borrower or any Guarantor for the benefit of Lender, whether pursuant to this Agreement or otherwise.

          "TERMINATION DATE" shall mean the maturity date of the Revolving Credit Loan, which is December 3, 2003, subject to the early maturity provisions of the Revolving Credit Note.

          (b)    The following defined terms are added to Section 1.1 of the
     Agreement:

          "ADVANCE FORMULA AGREEMENT" shall mean that certain Advance Formula Agreement dated as of March 29, 2002, executed by the Borrower and delivered to the Lender, as the same may be amended, restated or modified from time to time.

          "AMENDMENT FEE" has the meaning assigned to it in Section 9.16.

          "BORROWING BASE CERTIFICATE" shall mean a certificate in the form of EXHIBIT "A".

          "CAPITAL EXPENDITURE" shall mean any expenditure by a Person for (a) an asset which will be used in a year or years subsequent to the year in which the expenditure is made and which asset is properly classified in relevant financial statements of such Person as equipment, real property, a fixed asset or a similar type of capitalized asset in accordance with GAAP or (b) an asset relating to or acquired in connection with an acquired business, and any and all acquisition costs related to (a) or (b) above.

          "CASH FLOW" of any Person shall mean, for any applicable period of determination, the sum of (a) the Net Income of such Person for such period (after deduction for income taxes and other taxes of such Person determined by reference to income or profits of such Person in the same period), plus
     (b), to the extent deducted in the computation of such Net Income, the amount of depreciation and amortization expense and deferred tax liabilities of such Person for such period.

          "CASH FLOW COVERAGE RATIO" of any Person shall mean, for any applicable period of determination, the ratio of (a) the sum of Cash Flow to (b) the sum of the aggregate amount of principal payments on Debt (excluding principal payments on the Revolving Credit Loan) made by such Person during such period.

          "COMPLIANCE CERTIFICATE" shall mean a certificate to be furnished by Borrower to Lender, in the form of EXHIBIT "B", certified by the chief financial officer of Borrower (or in such officer's absence, another responsible officer of Borrower) pursuant to SECTION 9.1.3 of this Agreement, certifying that, as of the date thereof, no Default or Event of Default shall have occurred and be

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 4
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     continuing, or if any Default or Event of Default shall have occurred and be continuing, specifying in detail the nature and period of existence thereof and any action taken or proposed to be taken by Borrower with respect thereto, and also certifying as to whether Borrower is in compliance with the financial covenants contained herein (which certificate shall set forth, in reasonable detail, the calculations and the resultant ratios and financial tests determined thereunder).

          "COPYRIGHTS" shall mean any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT "C" attached hereto.

          "CURRENT MATURITIES OF LONG TERM INDEBTEDNESS" shall mean, in respect of a Person and as of any date of determination, that portion of Long Term Indebtedness that should be classified as current in accordance with GAAP.

          "DOMESTIC SUBSIDIARIES" shall mean, collectively, Thomas Group of Sweden, Inc., a Delaware corporation, Thomas Group of Louisiana, Inc., a Delaware corporation, and Interlink Technologies, Inc., an Ohio corporation.

          "FOREIGN SUBSIDIARIES" shall mean, collectively, Thomas Group GmbH, THOMAS GROUP ASIA PTE LTD, Thomas Group Hong Kong Limited, Thomas Group (Suisse) GmbH.

          "INTELLECTUAL PROPERTY" shall mean, collectively, the following:

               (i)    All Copyrights;

               (ii) Any and all trade secrets, and any and all Intellectual Property rights in computer software and computer software products nor or hereafter existing, created, acquired or held;

               (iii) Any and all design rights which may be available now or hereafter existing, created, acquired or held;

               (iv)   All Patents;

               (v)    All Trademarks;

               (vi) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above;

               (vii) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 5
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               (viii) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents.

          "LONG TERM INDEBTEDNESS" shall mean, in respect of a Person and as of any date of determination, all Debt (other than the aggregate outstanding principal balance of all Revolving Loans) which should be classified as "funded indebtedness" or "long term indebtedness" on a balance sheet of such Person as of such date in accordance with GAAP.

          "NET INCOME" shall mean the net income of a Person for any applicable period of determination, determined in accordance with GAAP, but excluding, in any event:

               (i) any gains or losses on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account of any excluded losses; and

               (ii) in the case of Borrower, net earnings of any Person in which Borrower has an ownership interest, unless such net earnings shall have actually been received by Borrower in the form of cash distributions.

          "PATENTS" shall mean all patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT "D" attached hereto.

          "TERM LOAN" shall mean the single Advance Loan made, or to be made, by Lender to or for the credit of Borrower not to exceed Five Million and No/100 Dollars ($5,000,000) in the aggregate.

          "TERM LOAN TERMINATION DATE" shall mean December 3, 2003, subject to the early maturity provisions of the Term Note.

          "TERM NOTE" shall mean that certain Variable Rate - Installment Note dated March 29, 2002 in the original principal amount of $5,000,000 executed by Borrower, payable to the order of Lender as the same may be renewed, extended, modified, increased or restated from time to time.

          "THIRD AMENDMENT" means that certain Third Amendment to First Amended and Restated Revolving Credit Loan Agreement dated as of March 29, 2002 executed by and among Borrower, Lender, and certain Guarantors described therein.

          "THIRD AMENDMENT EFFECTIVE DATE" means the "Effective Date," as such term is defined in the Third Amendment.

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 6
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          "TRADEMARKS" shall mean any trademark or servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT "E" attached hereto.

     Section 2.3 ADDITION OF SECTION 2A. The following language is added to the Agreement as Section 2A:

     SECTION 2A. TERM LOAN

             2.1 TERM LOAN COMMITMENT. On or before the Effective Date (as defined in the Third Amendment), subject to the terms and conditions of this Agreement and the other Loan Documents, the Lender agrees to make the Term Loan available as a single advance to the Borrower. At the time of borrowing the Term Loan, Borrower agrees to execute and deliver to Lender the Term Note to evidence the Indebtedness of Borrower to Lender under and in respect of the Term Loan.

             2.2 REPAYMENT OF AND INTEREST ON TERM LOAN. The Indebtedness from time to time outstanding under and evidenced by the Term Note shall bear interest at the rate provided in the Term Note and all outstanding principal and accrued and unpaid interest shall be payable as provided in the Term Note. Borrower shall not be permitted to reborrow any amounts repaid under the Term Note.

             2.3 USE OF PROCEEDS OF TERM LOAN. All of the proceeds of the Term Loan shall be used to repay a portion of the unpaid balance of the Revolving Credit Loans as in existence immediately prior to the Term Loan single Advance.

     Section 2.4 AMENDMENTS TO PRICING. The LIBOR Rate and Cost of Funds pricing option is no longer available to the Borrower. References to "LIBOR Advances" "LIBOR Rate" "Costs of Funds Advances" and "Costs of Funds Rate" and other similar language relating to Cost of Funds or LIBOR are deleted in their entirety from the Agreement.

     Section 2.5 DELETION OF SECTION 3, LETTERS OF CREDIT. The Lender's commitment to issue Letters of Credit is hereby terminated and Section 3 is hereby deleted in its entirety from the Agreement and replaced with the following:

             SECTION 3. LETTERS OF CREDIT. This Section 3 is intentionally deleted. The Lender has no obligation to issue any letter of credit for the benefit of Borrower or any of its Subsidiaries.

     Section 2.6    AMENDMENTS TO SECTION 4.1, SECTION 4.2, AND SECTION 4.3.
Section 4.1, Section 4.2 and Section 4.3 of the Agreement are hereby amended and restated in their entirety to read as follows:

             4.1. INTEREST. The unpaid principal amount of the Advances shall bear interest prior to the Term Loan Termination Date or the Termination Date, as applicable, at a varying rate per annum equal from day to day to the lesser of (a)

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 7
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     the Maximum Rate, or (b) the Applicable Rate. If at any time the Applicable
     Rate for any Advance shall exceed the Maximum Legal Rate, thereby causing the interest accruing on such Advance to be limited to the Maximum Legal Rate, then any subsequent reduction in the Applicable Rate for such Advance shall not reduce the rate of interest on such Advance below the Maximum Legal Rate until the aggregate amount of interest accrued on such Advance equals the aggregate amount of interest which would have accrued on such Advance if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Advances shall be due and payable as provided in the Term Note or Revolving Credit Note, as applicable. Notwithstanding the foregoing, any outstanding principal of any Advance and (to the fullest extent permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

             4.2.   BORROWING PROCEDURE.

             (a) ADVANCES UNDER THE REVOLVING CREDIT LOANS. The Borrower shall give the Lender notice by means of an Advance Request Form of each requested Advance under the Revolving Credit Note on the same day (by 2:00 p.m. Dallas time) of the requested date of each Advance, specifying: (a) the requested date of such Advance (which shall be a Business Day), and (b) the amount of such Advance. The Lender at its option may accept telephonic Advance requests by an Authorized Officer who provides the Lender with the Security Code, provided that such acceptance shall not constitute a waiver of the Lender's right to delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by the Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to the Lender. Each Prime Rate Advance shall be in a minimum principal amount of $50,000. Subject to the terms and conditions of this Agreement, each Advance shall be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower maintained with the Lender at the principal office designated by the Borrower. All notices under this Section shall be irrevocable and shall be given not later than 2:00 P.M. Dallas, Texas time on the day which is not less than the number of Business Days specified above for such notice.

             (b) ADVANCES UNDER THE TERM LOAN. Subject to the satisfaction of all conditions precedent set forth in the Third Amendment, the Lender shall make the single Advance under the Term Loan and apply proceeds of the Term Loan to the Revolving Credit Loan by 3:00 p.m. (Dallas, Texas time) on the Effective Date of the Third Amendment.

             4.3 CONVERSIONS AND CONTINUATIONS. This Section 4.3 is intentionally deleted.

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 8
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     Section 2.7    AMENDMENT TO SECTION 4.8. Section 4.8 is hereby deleted in its entirety from the Agreement and replaced with the following:

             4.8 EARLY TERMINATION. The Lender, at its sole discretion and upon at least ninety (90) days prior written notice to the Borrower, may declare all of the principal balance and accrued and unpaid interest owing on the Loans due and payable on April 30, 2003.

     Section 2.8    DELETION OF SECTION 5, YIELD PROTECTION AND ILLEGALITY.
Section 5 is hereby deleted in its entirety from the Agreement and replaced with the following:

             SECTION 5 YIELD PROTECTION AND ILLEGALITY. This Section 5 is intentionally deleted.

     Section 2.9 AMENDMENT TO SECTION 9.1.3. Section 9.1.3 of the Agreement is hereby amended and restated in its entirety as follows:

             9.1.3 MONTHLY COMPLIANCE CERTIFICATE. Furnish to the Lender not later than the twentieth (20th) day of each month (beginning May 20, 2002) a Compliance Certificate, dated as of the end of the month immediately prior to the due date for such Certificate, in a form acceptable to the Lender in its sole discretion, evidencing the Borrower's compliance with all financial covenants contained in the Agreement.

     Section 2.10 ADDITION OF SECTION 9.1.8, SECTION 9.19 AND SECTION 9.20 The following language is added to the Agreement as Section 9.1.8, Section 9.1.9, and Section 9.1.10:

             9.1.8 WEEKLY BORROWING BASE CERTIFICATE. Furnish to the Lender not later than Wednesday of each week (beginning April 10, 2002) a Borrowing Base Certificate, dated as of the end of the week immediately prior to the due date for such Borrowing Base Certificate, in a form acceptable to the Lender in its sole discretion.

             9.1.9 ACCOUNTS RECEIVABLE AGINGS. Furnish to the Lender as soon as available, and in any event within twenty (20) days after and as of the end of each calendar month: (i) detailed agings and reports of accounts receivable of Borrower and any Subsidiary acquiring accounts receivable from the United States of America or Canada; and (ii) a summary of agings and reports of accounts receivable of Borrower, consolidated.

             9.1.10 OTHER REPORTS. Furnish to the Lender not later than the twentieth (20th) day of each month (beginning April 15, 2002), a backlog report of business under contract and other business development.

     Section 2.11 AMENDMENTS TO SECTIONS 9.5 AND SECTION 9.7. The financial covenants described in Section 9.5 and Section 9.7 of the Agreement are amended and restated in their entirety as indicated below:

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 9
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             9.5    TANGIBLE NET WORTH. Maintain a Tangible Net Worth (excluding the effect upon Tangible Net Worth of any income tax refunds received by Borrower or any Subsidiary, and excluding from Debt all Subordinated Debt) AT ALL TIMES of not less than the amount set forth below, to be tested at or during the corresponding period set forth below:

                             PERIOD                            AMOUNT
                             ------                            ------

                At April 30, 2002                             $1,500,000
                At May 31, 2002                               $2,200,000
                At June 30, 2002 and on the last day of       $3,500,000
                each month thereafter through
                September 30, 2002
                At October 31, 2002                           $4,000,000
                At November 30, 2002                          $5,000,000
                At December 31, 2002                          $5,500,000

     On January 31, 2003, and as of each month end thereafter, the Borrower's Tangible Net Worth shall increase monthly by an amount equal to 75% of the Borrower's Net Income for such calendar month computed in accordance with GAAP (with no reduction to Tangible Net Worth, for purposes of this covenant, for net losses and with no increases for income tax refunds).

             9.7. CURRENT RATIO. Maintain AT ALL TIMES a Current Ratio of not less than 1.0 to 1.0 from June 30, 2002 through September 30, 2002, and not less than 1.1 to 1.0 at all times thereafter.

     Section 2.12 DELETION OF SECTION 9.6, SECTION 9.8, SECTION 9.9. The financial covenants described in Section 9.6, Section 9.8, and Section 9.9 of the Agreement are each deleted in their entirety and replaced with the following:

             9.6.   DEBT RATIO. This Section 9.6 is intentionally deleted.

             9.8. FUNDED DEBT-TO-EARNINGS RATIO. This Section 9.8 is intentionally deleted.

             9.9 NET INTEREST EXPENSE RATIO. This Section 9.9 is intentionally deleted.

     Section 2.13 DELETION OF SECTION 9.13. Section 9.13 of the Agreement is deleted in its entirety and replaced with the following:

             9.13. UNUSED FACILITY FEE. This Section 9.13 is intentionally deleted.

     Section 2.14   ADDITION OF SECTIONS 9.14, 9.15, 9.16, 9.17, 9.18 AND 9.19.
Section 9.14, Section 9.15, Section 9.16, Section 9.17, Section 9.18 and Section
9.19 are each added to the Agreement as follows:

             9.14 EQUITY. The Borrower will provide evidence satisfactory to Lender of its receipt in good funds of unrestricted contributions to its equity (or alternatively, from subordinated debt incurred on terms, and pursuant to such

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 10
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     subordination agreements, satisfactory to Lender in its sole discretion) in the following amounts no later than on the following respective dates:

                          DATE             REQUIRED EQUITY OR SUBORDINATED DEBT
                                           CONTRIBUTION BY SUCH DATE

                April 5, 2002                     $1,000,000
                May 15, 2002                      $1,000,000
                June 30, 2002                     $1,000,000

             9.15 LEGAL OPINIONS. No later than April 22, 2002 (with regard to legal opinions relating to the pledge of stock of Domestic Subsidiaries) and no later than June 3, 2002 (with regard to legal opinions relating to the pledge of stock of Foreign Subsidiaries), the Borrower will provide to Lender, addressed to Lender, legal opinions in content satisfactory to Lender in its sole discretion from foreign and U.S. counsel acceptable to Lender, advising Lender (a) that the pledge of stock of the Domestic Subsidiaries and the Foreign Subsidiaries has been duly authorized by all necessary corporate and shareholder action, (b) that the pledged shares, as evidenced by the stock certificates delivered for pledge to Lender, represent all of the issued and outstanding capital voting stock of each respective Subsidiary, (c) that such pledge transactions perfect a security interest in such pledged stock and are valid, binding and enforceable against the pledgor in such transactions under (i) the laws of the State of Texas and applicable laws of the United States, (ii) the laws of the state (or country) of organization of each entity whose stock is pledged, and (d) in the case of Foreign Subsidiaries, (i) that no registration of the pledge transaction is required under the laws of the country of organization for each respective Foreign Subsidiary, (ii) that the choice of law provisions in each respective Pledge Agreement will be upheld under the laws of the jurisdiction of organization for each Foreign Subsidiary. All foreign counsel opinions must be furnished by counsel licensed to practice law in the jurisdiction of organization for the respective Foreign Subsidiary to which such counsel's opinion relates. Should Lender determine in its sole discretion that all steps necessary to perfect Lender's security interest in such pledged stock have been satisfied, and that all the terms described in this Section 9.15 have been satisfied, then the Lender agrees that it shall execute documentation releasing each Foreign Subsidiary from its obligations under each of their respective Guaranties.

             9.16 AMENDMENT FEE. The Borrower shall pay to the Lender for the account of the Lender an amendment fee in connection with the execution of the Third Amendment in the amount of $150,000, of which $75,000 shall be paid on September 15, 2002, and of which $75,000 shall be paid on December 15, 2002 (the "AMENDMENT FEE").

             9.17 ADDITIONAL GUARANTORS. Upon the creation or acquisition of any new Subsidiary (the "NEW SUBSIDIARY") at any time after the Third Amendment Effective Date, the Borrower shall cause the owner of stock of each New Subsidiary to execute a Security Agreement (or an amendment to an existing Security Agreement) in favor of the Lender, pledging 100% of the capital voting stock of such New Subsidiary should such New Subsidiary be incorporated or

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 11 formed under the laws of the United States, or pledging 65% of the capital voting stock of such New Subsidiary should such New Subsidiary be incorporated or formed under the laws of any nation other than the United States. Further, upon the creation of any New Subsidiary incorporated or formed under the laws of the United States, such New Subsidiary shall execute a Security Agreement in favor of the Lender, pledging all tangible and intangible assets of such New Subsidiary as Collateral for the Loan. Nothing contained in this Section 9.17 shall alter the requirements contained in Section 10.1 hereof.

             9.18 CASH FLOW COVERAGE RATIO. Borrower will maintain a Cash Flow Coverage Ratio of not less than 2.0 to 1.0 at each of the following respective testing dates, for the respective periods covered as of each such testing date:

                PERIOD COVERED/TESTING DATE
                ---------------------------

                One-month period ending October 31, 2002
                Two-month period ending November 30,2002
                Three-month period ending December 31, 2002
                Four-month period ending January 31, 2003
                Five-month period ending February 28, 2003
                Six-month period ending March 31, 2003
                Seven-month period ending April 30, 2003
                Eight-month period ending May 31, 2003
                Nine-month period ending June 30, 2003
                Ten-month period ending July 31, 2003
                Eleven-month period ending August 31, 2003
                Twelve-month period ending September 30, 2003 Twelve-month period ending October 31, 2003 Twelve-month period ending November 30, 2003


             9.19 FURTHER ASSURANCES. At any time and from time to time, upon the request of the Lender, and at the sole expense of the Borrower, the Borrower shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Lender may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Amendment. Without limiting the generality of the foregoing, the Borrower shall (a) execute and deliver to the Lender such financing statements as the Lender may from time to time require; and (b) execute and deliver to the Lender such other documents, instruments, and agreements as the Lender may reasonably require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the liens intended to be created thereby. The Borrower authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Amendment or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 2.15 DELETION OF SECTION 10.13. The financial covenant described in Section 10.13 of the Agreement is deleted in its entirety and replaced with the following:

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 12

             10.13. CAPITALIZED SOFTWARE COST LIMITATION. This Section 10.13 is intentionally deleted.

     Section 2.16 AMENDMENT TO SECTION 10.14. The financial covenant described in Section 10.14 of the Agreement is amended and restated in its entirety as indicated below:

             10.14 CONSECUTIVE LOSSES. Commencing on July 1, 2002, permit any "Loss" to exist on a rolling two-quarter basis, to be tested at the end of each quarter beginning with the quarter ending December 31, 2002. For purposes of this covenant, "Loss" shall mean as of any date of computation any negative number resulting from the computation of net income for the previous two calendar quarters, as computed in accordance with GAAP (excluding within the computation of net income all extraordinary and non-recurring charges to income).

     Section 2.17 ADDITION OF SECTION 10.15 AND SECTION 10.16. Section 10.15 and Section 10.16 are added to the Agreement as follows:

             10.15 CAPITAL EXPENDITURES. At no time permit the aggregate amount of all Capital Expenditures made during any fiscal years (commencing with Borrower's 2002 fiscal year) to exceed $300,000.

             10.16 DIVIDENDS. Declare or pay dividends on, or make any other distribution (whether by reduction of capital or otherwise) in respect of any shares of its capital stock or other ownership interests, except (a) dividends payable by a Subsidiary of Borrower to Borrower; (b) dividends payable solely in stock; and (c) the redemption, repurchase or acquisition of any shares of its capital stock payable upon an employee's termination pursuant to its employee stock option, repurchase, or similar plan; provided, however, that after giving effect to such redemption, repurchase or acquisition, the Borrower or the Subsidiary, as applicable, shall be in full compliance with the terms of the Agreement.

     Section 2.18   ADDITION OF SECTION 11.1.10, 11.1.11, 11.1.12 AND 11.1.13.
Section 11.1.10, Section 11.1.11, Section 11.1.12 and Section 11.1.13 are added to the Agreement as follows:

             11.1.10 AMENDMENT FEE. If the Borrower fails to pay any portion of the Amendment Fee described in Section 9.16 hereof on the date that such portion is due and payable pursuant to Section 9.16 hereof.

             11.1.11 DELIVERY OF STOCK CERTIFICATES AND STOCK POWERS. If the Borrower fails to deliver to the Lender stock certificates and blank stock powers with respect to the stock being pledged (to the extent such stock is certificated) by each (i) Domestic Subsidiary no later than April 15th, 2002, and (ii) Foreign Subsidiary no later than May 15, 2002.

             11.1.12 PERFECTION OF STOCK. Failure to deliver such control agreements or other agreements, or take any reasonable actions, as Lender in its sole discretion deems necessary for Lender to obtain a first priority security interest in

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 13 the pledge of 100% of the capital voting stock of each respective Domestic Subsidiary and in the pledge of 65% of the capital voting stock of each respective Foreign Subsidiary.

             11.1.13 SUBORDINATION AGREEMENT. Any default or event of default under any Subordinated Debt, including without limitation, default by reason of nonpayment of principal or interest.

     Section 2.19 ADDITION OF SECTION 12.20 AND SECTION 12.21. Section 12.20 and Section 12.21 are added to the Agreement as follows:

             12.20 AUDITS OF COLLATERAL; FEES. Lender shall have the right from time to time to audit Accounts, Inventory, and other Collateral pledged by Borrower, any Domestic Subsidiary or any Foreign Subsidiary, provided that such audits will be conducted no more than three (3) times in any fiscal year unless an Event of Default has occurred. Borrower agrees to reimburse Lender, on demand, for customary and reasonable fees and costs incurred by Lender for such audits and for each appraisal of Collateral and financial analysis and examination of Borrower or any Subsidiary performed from time to time. After the audit conducted in March of 2002 (the expense of which will approximate $9,000), the costs and expenses associated with any additional audit conducted at a future time shall be capped at $4000 for any individual audit.

             12.21 NEGATIVE PLEDGE. Except for liens in favor of Lender, the Borrower, each Domestic Subsidiary, and each Foreign Subsidiary hereby represents, warrants and certifies to Lender that, without the prior written consent of Lender, it will not, from and after the date hereof, permit any lien to exist against any of its respective assets. Further, the Borrower, each Domestic Subsidiary, and each Foreign Subsidiary hereby represent, warrant and certify to Lender that it will not otherwise grant, transfer, convey, assign, pledge, mortgage, hypothecate or otherwise dispose of or encumber, either absolutely or conditionally, any of its rights, titles, liens or other interests in any of its respective assets. The rights and powers given in this Section 12.21 may be transferred and assigned by Lender, in whole or in part, at such time and upon such terms as it may deem advisable and the assigns shall succeed to such rights and powers of Lender hereunder as may be so assigned.

                                   ARTICLE III

                                 LIMITED WAIVER

     Borrower has informed the Lender that certain Defaults have occurred under the Agreement solely by reason of the following (hereinafter collectively referred to as the "EXISTING SPECIFIED DEFAULTS"):

             (a) Borrower's failure to comply with the Tangible Net Worth financial covenant described in Section 9.5 of the Agreement as of December 31, 2001, January 31, 2002, and February 28, 2002;

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 14

             (b) Borrower's failure to comply with the Debt Ratio financial covenant described in Section 9.6 of the Agreement as of December 31, 2001, January 31, 2002, and February 28, 2002;

             (c) Borrower's failure to comply with the Current Ratio financial covenant described in Section 9.7 of the Agreement as of December 31, 2001, January 31, 2002, and February 28, 2002;

             (d)    Borrower's failure to comply with the Funded
     Debt-to-Earnings Ratio financial covenant described in Section 9.8 of the Agreement as of December 31, 2001, January 31, 2002, and February 28, 2002;

             (e) Borrower's failure to comply with the Net Interest Expense Ratio financial covenant described in Section 9.9 of the Agreement as of December 31, 2001, January 31, 2002, and February 28, 2002;

             (f) Borrower's failure to comply with the Capitalized Software Cost Limit financial covenant described in Section 10.13 of the Agreement as of December 31, 2001, January 31, 2002, and February 28, 2002; and

             (g) Borrower's failure to comply with the Consecutive Losses financial covenant described in Section 10.14 of the Agreement as of December 31, 2001, January 31, 2002, and February 28, 2002.

     By execution of this Amendment, the Lender hereby waives the Existing Specified Defaults through the reporting period ending March 31, 2002. Except as otherwise specifically provided for in this Article III, nothing contained herein shall be construed as a waiver by the Lender of any covenant or provision of the Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument among Borrower, any Guarantor, and the Lender, and the failure of the Lender at any time or times hereafter to require strict compliance by Borrower of any provision thereof shall not waive, affect or diminish any right of the Lender to thereafter demand strict compliance therewith. The Lender hereby reserves all rights granted under the Agreement, the other Loan Documents, this Amendment and any other contract or instrument among Borrower, any Guarantor, and the Lender.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     Section 4.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

             (a) Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Lender:

                    (i) this Amendment executed by the Borrower, the Lender, each Domestic Subsidiary, and each Foreign Subsidiary;

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 15

                    (ii) the Amended and Restated Revolving Credit Note in the amount of $2,500,000 executed by Borrower and payable to the order of the Lender;

                    (iii) the Term Note in the amount of $5,000,000 executed by the Borrower and payable to the order of the Lender;

                    (iv) the Restated Security Agreement executed by the Borrower in favor of the Lender, pledging all tangible and intangible assets of Borrower as Collateral for the Loan;

                    (v) Security Agreements executed by each Domestic Subsidiary Borrower in favor of the Lender, pledging all tangible and intangible assets of each respective Domestic Subsidiary as Collateral for the Loan;

                    (vi) Security Agreement (Intellectual Property) executed by Borrower in favor of the Lender, pledging all Intellectual Property as more particularly described therein;

                    (vii) the Security Interest Assignment of Copyrights, Patents, and Trademarks executed by the Borrower in favor of the Lender;

                    (viii) the Guaranty Agreement executed by Interlink
             Technologies, Inc.;

                    (ix) the Security Agreement (Negotiable Collateral) executed by the Borrower in favor of the Lender, pledging 100% capital voting stock of each respective Domestic Subsidiary; and pledging 65% of the capital voting stock of each respective Foreign Subsidiary, as Collateral for the Loan;

                    (x) the Advance Formula Agreement executed by the Borrower;

                    (xi) Borrower and each applicable Domestic Subsidiary shall pledge all reserves, cash, cash deposits, or other cash equivalents held for purposes of funding deferred compensation obligations under non-qualified plans (meaning deferred compensation plans not qualified under Section 401 of the Internal Revenue Code, as amended from time to time);

                    (xii) Resolutions of the Board of Directors of the Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by the Borrower of this Amendment, the Revolving Credit Note, the Term Note, the Security Agreements, and other Loan Documents executed in connection herewith;

                    (xiii) Resolutions of the Board of Directors of each
             Domestic Subsidiary and each Foreign Subsidiary certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by each Domestic Subsidiary and each Foreign Subsidiary of this Amendment, each Security Agreement, and other Loan Documents executed in connection herewith; and

                    (xiv) such other documents, instruments, and agreements as Lender may require, including without limitation, any documents necessary to create dominion

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 16
             of funds accounts and lock box arrangements and any documents deemed necessary by the Lender in connection with the Borrower's pledge and assignment of all tax refunds to Lender, including without limitation IRS Power of Attorney, Form 2848.

             (b) No Default or Event of Default (other than the Existing Specified Defaults) shall have occurred and be continuing;

             (c)    All of the representations and warranties contained in
     Article V of the Agreement, as amended hereby and in the other Loan Documents, shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date or the existence of the Existing Specified Defaults.

                                    ARTICLE V

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     Section 5.1 RATIFICATIONS GENERALLY. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and any notes relating hereto, the Loan Documents, and all other documents executed in connection with the Agreement are hereby ratified and confirmed and shall continue in full force and effect. Borrower, each Guarantor, and Lender agree that the Agreement, as amended hereby, the other Loan Documents, as amended hereby, and all other documents executed in connection with the Agreement or this Amendment to which Borrower or any Guarantor is a party shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 5.2 RATIFICATIONS BY GUARANTORS. Each Guarantor hereby ratifies and reaffirms all of such Guarantor's obligations under such Guarantor's respective Guaranty and acknowledges that such Guarantor's respective Guaranty is not subject to any claims, defenses or offsets. Each Guarantor also hereby agrees that nothing contained in the Agreement and the Loan Documents, as hereby amended, shall adversely affect any right or remedy of the Lender under the Guaranties and that the execution and delivery of this Amendment and the Loan Documents shall in no way change or modify such Guarantor's obligations under such Guarantor's respective Guaranty and shall not constitute a waiver by the Lender of any of its rights against such Guarantor.

     Section 5.3 REPRESENTATIONS AND WARRANTIES. Borrower and each Guarantor hereby represent and warrant to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Borrower and each Guarantor and will not violate the certificate of incorporation or bylaws of the Borrower or any Guarantor, or otherwise violate any other agreement to which Borrower or any Guarantor or any of their respective properties is bound, (b) the certificate of incorporation and bylaws of Borrower and each Guarantor has not been amended or revoked since the date of the Agreement and each of the Borrower's and each Guarantor's certificate of incorporation and bylaws is in full

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 17 force and in effect, and (c) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Documents executed in connection therewith or herewith are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties speak to a specific date or the existence of the Existing Specified Defaults, (d) except for the Existing Specified Defaults, no Default has occurred and is continuing, and (e) except for the Existing Specified Defaults, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     Section 6.2 REFERENCE TO AGREEMENT. Each of the Agreement, the other Loan Documents and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such documents to the Agreement and the other Loan Documents shall mean a reference to the Agreement and the other Loan Documents, each as amended hereby.

     Section 6.3 EXPENSES OF LENDER. As provided in the Agreement, Borrower (and each Guarantor) agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender's legal counsel.

     Section 6.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.5 APPLICABLE LAW. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 6.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower and its successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 18

     Section 6.7 NO WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower or any obligated party shall be deemed a consent or waiver to or of any other future breach of the same or any other covenant, condition or duty.

     Section 6.8 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.9 COUNTERPARTS; FACSIMILES. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Further, any facsimile copy, other copy or reproduction of a signed counterpart original of this Amendment shall be as fully effective and binding as the original signed counterpart of this Amendment.

     Section 6.10 RELEASE AND COVENANT NOT TO SUE. BORROWER AND EACH GUARANTOR (IN ITS OWN RIGHT AND ON BEHALF OF ITS RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE LENDER AND ITS DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND ATTORNEYS (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE LOAN DOCUMENTS AND THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED UP TO

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 19

AND INCLUDING THE DATE OF THIS AGREEMENT (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS EXIST WHICH COULD PRESENTLY OR IN THE FUTURE COULD SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN DOCUMENTS AND THIS AGREEMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

     Section 6.11 INDEMNIFICATION. BORROWER AND EACH GUARANTOR HEREBY AGREE TO INDEMNIFY, DEFEND AND SAVE LENDER HARMLESS FROM ANY AND ALL CLAIMS, LOSSES, COSTS, DAMAGES, LIABILITIES, OBLIGATIONS AND EXPENSES, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES (WHETHER INSIDE OR OUTSIDE COUNSEL IS
USED), INCURRED BY LENDER BY REASON OF ANY DEFAULT OR EVENT OF DEFAULT, IN COMMERCIALLY REASONABLE ACTIONS TO DEFEND OR PROTECT THE LIENS WHICH SECURE OR PURPORT TO SECURE ALL OR ANY PORTION OF THE INDEBTEDNESS, WHETHER EXISTING UNDER ANY LOAN DOCUMENTS OR OTHERWISE OR THE PRIORITY THEREOF, OR IN COMMERCIALLY REASONABLE ACTS TO ENFORCE THE OBLIGATIONS OF BORROWER, ANY GUARANTOR, OR ANY OTHER PERSON UNDER OR PURSUANT TO ANY LOAN DOCUMENT, OR IN THE PROSECUTION OR DEFENSE OF ANY ACTION OR PROCEEDING CONCERNING ANY MATTER GROWING OUT OF OR CONNECTED WITH THE COLLATERAL OR ANY LOAN DOCUMENTS, INCLUDING ANY CLAIMS, LOSSES, COSTS, DAMAGES, LIABILITIES, OBLIGATIONS, AND EXPENSES RESULTING FROM LENDER'S OWN NEGLIGENCE, EXCEPT AND TO THE EXTENT BUT ONLY TO THE EXTENT CAUSED BY LENDER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     Section 6.12 ENTIRE AGREEMENT. THE AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE AGREEMENT OR THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 20
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AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 21

     Executed as of the date first written above.

                                    BORROWER:

                                    THOMAS GROUP, INC., a Delaware corporation

                                    By:
                                       -----------------------------------------
                                         Jim Taylor
                                         Chief Financial Officer, Vice President

                                    DOMESTIC SUBSIDIARIES:

                                    THOMAS GROUP OF LOUISIANA, INC.

                                    By:
                                       -----------------------------------------
                                          Alex W. Young
                                          Vice President, Secretary

                                    THOMAS GROUP OF SWEDEN, INC.

                                    By:
                                       -----------------------------------------
                                          Robert French
                                          Managing Director

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 22

                                     JOINDER

     By execution of this Joinder each Foreign Subsidiary hereby expressly (i) acknowledges and accepts the terms of this Amendment, (ii) affirms the representations and warranties attributable to each of them in Section 5.3 of the Amendment, (iii) ratifies and affirms its obligations under its respective Guaranty Agreement in favor of the Lender (as amended, supplemented or otherwise modified the "Guaranty Agreement"), as provided in Section 5.2 of the Amendment,
(iv) acknowledges, renews and extends its continued liability under its Guaranty Agreement and agrees that its Guaranty Agreement remains in full force and effect, as provided for in Section 5.2 of the Amendment; and (iv) guarantees to the Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.

                                    FOREIGN SUBSIDIARIES:

                                    THOMAS GROUP ASIA PTE LTD

                                    By:
                                       -----------------------------------------
                                           Jim Taylor
                                           Director

                                    THOMAS GROUP GMBH

                                    By:
                                       -----------------------------------------
                                           Robert French
                                           Title:
                                                 -------------------------------

                                    THOMAS GROUP HONG KONG LIMITED

                                    By:
                                       -----------------------------------------
                                           Jim Taylor
                                           Director

                                    THOMAS GROUP (SUISSE) GMBH

                                    By:
                                       -----------------------------------------
                                           Robert French
                                           Title:
                                                 -------------------------------

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 23

                                    LENDER:

                                    COMERICA BANK-TEXAS

                                    By:
                                       -----------------------------------------
                                       Robin M. Kain, Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT - Page 24

                                    EXHIBIT A

                           BORROWING BASE CERTIFICATE

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE

                                    EXHIBIT C

                                   COPYRIGHTS

                                    EXHIBIT D

                                     PATENTS

                                    EXHIBIT E

                                   TRADEMARKS

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$2,500,000.00                   Dallas, Texas                     March 29, 2002

     FOR VALUE RECEIVED, THOMAS GROUP, INC., a Delaware corporation (the "MAKER"), promises to pay to the order of COMERICA BANK-TEXAS (the "BANK ") at 1601 Elm Street, Dallas, Texas 75201, on the Termination Date (unless sooner due under the terms of the Loan Agreement, as such terms are defined below), an aggregate principal sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) or, if less, the aggregate unpaid principal sum shown on the schedule which, at the sole option of the Bank, may be attached hereto and made a part hereof.

     Reference is made to that certain First Amended and Restated Revolving Credit Loan Agreement, dated as of December 4, 1996, between the Maker and the Bank (as the same has been or may be amended, restated or modified from time to time, the "LOAN AGREEMENT "). Unless otherwise defined herein, capitalized terms herein shall have the meanings given such terms in the Loan Agreement.

     This Note is the Revolving Credit Note referred to in the Loan Agreement. Interest shall accrue on the unpaid principal balance of this Note and be paid at the lesser of the (a) Maximum Legal Rate (as later defined) or (b) the Applicable Rate. Notwithstanding the foregoing, (i) upon the occurrence of an Event of Default, or (ii) after the Termination Date (whether by acceleration or otherwise), interest on the unpaid principal balance of this Note shall accrue and be paid at the Default Rate. Interest shall be payable on the first day of each month, commencing April 1, 2002, and continuing on the same day of each successive month thereafter up to and including the Termination Date (whether by acceleration or otherwise) and, from and after such Termination Date, on demand. The entire principal balance of this Note remaining unpaid and all accrued but unpaid interest shall be due and payable in full on the Termination Date (unless otherwise due by acceleration). Reference is hereby made to the Loan Agreement for a statement of the other terms and conditions of the Note, including those conditions under which this Note may be accelerated.

     In any calendar year, upon ninety (90) days prior written notice given by the Bank to the undersigned, the entire principal balance remaining unpaid and all accrued and unpaid interest owing herein shall become immediately due and payable at the option of the holder of this Note on April 30, 2003. This mandatory prepayment option shall continue regularly and annually thereafter until the earlier of (i) the exercise of such mandatory prepayment option by the holder of this Note, or (ii) the Termination Date.

     A late payment charge equal to a reasonable amount not to exceed 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default or Event of Default under this Note or the Loan Documents.

     If an Event of Default (as defined in the Loan Agreement) occurs and is not cured within the time, if any, provided for by the Loan Agreement and is continuing, the Bank may exercise any one or more of the rights (including the right to accelerate this Note and any other

Indebtedness, as defined in the Loan Agreement) and remedies granted by the Loan Agreement. Without limitation, if an Event of Default occurs and is not cured within the time, if any, provided for by the Loan Agreement, then the Bank, upon the occurrence and continuance of any such Event of Default, or after the expiration of any time provided for cure, may at its option and without prior notice to the Maker declare the principal of and interest on this Note to be immediately due and payable and may set off against the principal of and interest on this Note (i) any amount owing by the Bank to the Maker (ii) any property of the Maker in the possession of the Bank and (iii) any amount in any deposit account of the Maker with the Bank.

     No agreements, conditions, provisions or stipulations contained in this Note or in any other agreement between the Maker and the Bank, or the occurrence of an Event of Default, or the exercise by the Bank of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Note or any other agreement between the Maker and the Bank, or the arising of any contingency whatsoever, shall entitle the Bank to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal laws as now or as may hereinafter be in effect (the "MAXIMUM LEGAL RATE") and in no event shall the Maker be obligated to pay interest exceeding such Maximum Legal Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the Maker to pay a rate of interest exceeding the Maximum Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged in excess of the Maximum Legal Rate (the "EXCESS"), the Maker acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be, first, applied to reduce the principal of any obligations due, and, second, returned to the Maker, it being the intention of the parties hereto not to enter at any time into an usurious or otherwise illegal relationship. The parties hereto recognize that with fluctuations in the prime commercial interest rate from time to time announced by the Bank such an unintentional result could inadvertently occur. By the execution of this Note, the Maker covenants that (a) the credit or return of any Excess shall constitute the acceptance by the Maker of such Excess, and (b) the Maker shall not seek or pursue any other remedy, legal or equitable, against the Bank based, in whole or in part, upon the charging or receiving of any interest in excess of the Maximum Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Bank, all interest at any time contracted for, charged or received by the Bank in connection with the Maker's obligations shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Note. If at any time the rate of interest payable hereunder shall be computed on the basis of the Maximum Legal Rate, any subsequent reduction in the Contract Rate shall not reduce such interest thereafter payable hereunder below the amount computed on the basis of the Maximum Legal Rate until the aggregate amount of such interest accrued and payable under this Note equals the total amount of interest which would have accrued if such interest had been at all times computed solely on the basis of the Contract Rate.

     Unless preempted by federal law, the rate of interest from time to time in effect hereunder shall not exceed the applicable weekly ceiling from time to time in effect under Chapter 303 of the Texas Finance Code as amended or succeeded.

     The provisions of this Note governing interest shall be deemed to be incorporated into every document or communication relating to the obligations which sets forth or prescribes any account, right or claims or alleged account, right or claim of the Bank with respect to the Maker (or any other obligor in respect of the obligations), whether or not any provisions of this Note are referred to therein. All such documents and communications and all figures set forth therein shall, for the sole purpose of computing the extent of the obligations asserted by the Bank thereunder, be automatically recomputed by the Maker or any other obligor, and by any court considering the same, to give effect to the adjustments or credits required by this Note.

     If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Note than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law, as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to the Bank by reason thereof shall be payable upon demand.

     The provisions of Chapter 346 of the Texas Finance Code (formerly Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes), Article 5069-15), as amended, are specifically declared by the parties hereto not to be applicable to this Note or any of the other agreements executed in connection herewith or therewith or to the transactions contemplated hereby or thereby.

     Except as provided for in the Loan Agreement, the Maker and all guarantors and endorsers (i) waive presentment, demand, protest and notice of dishonor,
(ii) agree that no extension or indulgence to the Maker or release or nonenforcement of any security, whether with or without notice, shall affect the obligations of any guarantor or endorser, and (iii) agree to reimburse the holder of this Note for any and all costs and expenses (including, but not limited to, reasonable attorney fees) incurred in collecting or attempting to collect any and all principal of and interest on this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal laws. THE MAKER, TO THE EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY AND ALL ACTIONS AND PROCEEDINGS AT ANY TIME IN WHICH THE MAKER AND THE BANK ARE PARTIES ARISING OUT OF THIS NOTE, THE LOAN AGREEMENT, ANY LOAN DOCUMENTS OR ANY OTHER AGREEMENT RELATING TO THE FOREGOING DOCUMENTS.

     This Note is given in amendment, restatement and modification of (but not as an extinguishment of, substitution for or novation of) that certain Revolving Credit Note dated December 1, 2001, in the original principal amount of $10,000,000, executed by Thomas Group, Inc. and payable to the order of the Bank.

                [Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Maker has executed this Note as of the first date indicated above.

                                                     THOMAS GROUP, INC.

                                                     By:
                                                        -----------------------
                                                           Name:
                                                           Title:

[COMERICA LOGO]      VARIABLE RATE-INSTALLMENT NOTE

AMOUNT            NOTE DATE          MATURITY DATE        TAX IDENTIFICATION NUMBER
$5,000,000.00     March 29, 2002     December 3, 2003     72-0843540

FOR VALUE RECEIVED, the undersigned promise(s) to pay to the order of COMERICA BANK-TEXAS, a Texas banking association ("Bank"), at any office of the Bank in the State of Texas, Five Million and No/100 Dollars (U.S. $5,000,000) (in installments of $200,000 each plus interest on the unpaid balance from the date of this Note at a per annum rate equal to the lesser of (a) the Maximum Rate, as later defined, or (b) the Stated Rate, as later defined, until maturity, whether by acceleration or otherwise. If on any day the Stated Rate shall exceed the Maximum Rate for that day, the rate of interest applicable to this Note shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest which would have accrued if there had been no Maximum Rate. Subject to the limitations hereinbelow set forth, interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360-day year if this Note evidences a business or commercial loan. The Stated Rate shall mean the Bank's "prime rate," which is the annual rate of interest so designated by the Bank and which is changed by the Bank from time to time, plus four percent (4%). Interest rate changes will be effective for interest computation purposes as and when the Maximum Rate or the Stated Rate, as applicable, changes.

Reference is made to that certain First Amended and Restated Revolving Credit Loan Agreement, dated as of December 4, 1996, between the undersigned and the Bank (as the same has been or may be amended, restated or modified from time to time, the "LOAN AGREEMENT"). Unless otherwise defined herein, capitalized terms herein shall have the meanings given such terms in the Loan Agreement. This Note is the Term Note referred to in the Loan Agreement.

Notwithstanding the foregoing, (i) upon the occurrence of an Event of Default, or (ii) after the earlier of acceleration or December 3, 2003, interest on the unpaid principal balance of this Note shall accrue and be paid at the Default Rate.

Installments of principal plus accrued unpaid interest shall be due and payable under this Note on the fifteenth (15th) day of each month, commencing July 15, 2002, and continuing on the same day of each successive month thereafter until December 3, 2003. The entire remaining unpaid balance of principal and accrued but unpaid interest shall be due and payable on December 3, 2003.

In any calendar year, upon ninety (90) days prior written notice given by the Bank to the undersigned, the entire principal balance remaining unpaid and all accrued and unpaid interest owing herein shall become immediately due and payable at the option of the holder of this Note on April 30, 2003. This mandatory prepayment option shall continue regularly and annually thereafter until the earlier of (i) the exercise of such mandatory prepayment option by the holder of this Note, or (ii) December 3, 2003.

The term "Maximum Rate," as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate.

If this Note or any installment under this Note shall become payable on a day other than a day on which the Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by the Bank (except as required under applicable law), but if accepted shall apply to the installments last falling due. A late installment charge equal to a reasonable amount not to exceed 5% of each late installment may be charged on any installment payment not received by the Bank within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank (including without limitation that certain Revolving Credit Note dated of even date herewith in the amount of $2,500,000 executed by the undersigned in favor of the Bank, as the same may be amended, restated, increased, extended or otherwise modified from time to time), and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether inside or outside counsel is used, and whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness") are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral").

If an Event of Default (as defined in the Loan Agreement) occurs, or if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (i) fail(s) to pay this Note or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure, believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3.605 of the Texas Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or the Indebtedness or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, and whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from time to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Bank that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on the principal balance of this Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the undersigned to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law, by giving notice, if required, to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

THE UNDERSIGNED AND THE BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        DEBTOR:

                                        THOMAS GROUP, INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Jim Taylor
                                            CFO, Vice President of Finance

5221 N. O'Connor Boulevard, Suite 500    Irving,    Texas    75039
--------------------------------------------------------------------------------
STREET ADDRESS                           CITY       STATE    ZIP CODE

--------------------------------------------------------------------------------
                          FOR BANK USE ONLY                 CCAR #
--------------------------------------------------------------------------------
LOAN OFFICER INITIALS    LOAN GROUP NAME    OBLIGOR NAME
--------------------------------------------------------------------------------
LOAN OFFICER ID. NO.     LOAN GROUP NO.     OBLIGOR NO.     NOTE NO.    AMOUNT
--------------------------------------------------------------------------------

[COMERICA LOGO]    RESTATED SECURITY AGREEMENT
                   (All Assets)

As of March 29, 2002 for value received, THOMAS GROUP, INC. ("Debtor") pledges, assigns and grants to Comerica Bank-Texas, a Texas banking association ("Bank"), whose address is P. O. Box 650282, Dallas, Texas 75265-0282, Attention:
Margareth Fanini a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of THOMAS GROUP, INC. ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown, originally payable to the Bank or to a third party and subsequently acquired by the Bank including, without limitation, any late charges, loan fees or charges, and overdraft indebtedness, any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of any security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorneys' fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorneys' fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether inside or outside counsel is used, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

Reference is made to that certain First Amended and Restated Revolving Credit Loan Agreement entered into by and between Debtor and Bank dated as of October 4, 1996 (as the same has been or may hereafter be amended, restated, or modified from time to time, collectively, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in (i) the Loan Agreement, or (ii) Article 9 of the Texas Business and Commerce Code, as provided for in Section 5.12 hereof.

Debtor further covenants, agrees, represents and warrants as follows:

1. COLLATERAL shall mean all of the Debtor's assets and all of the following property Debtor now or later owns or has an interest in, wherever located, including without limitation:

     (a) all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all Accounts, Chattel Paper (including without limit Electronic Chattel Paper and Tangible Chattel Paper), contract rights, Deposit Accounts, Documents, Instruments and rights to payment evidenced by Chattel Paper, Documents or Instruments, Health Care Insurance Receivables, Commercial Tort Claims, Letters of Credit, Letter of Credit Rights, Supporting Obligations, and rights to payment for money or funds advanced or sold),

     (b)  all Inventory,

     (c)  all Equipment and Fixtures,

     (d) all Software (for purposes of this Agreement "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

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     (e)  all Intellectual Property,

     (f) all Investment Property including, without limit, securities, securities entitlements, and financial assets, and including without limitation, 100% of the outstanding capital voting stock of each Domestic Subsidiary, and 65% of the outstanding capital voting stock of each Foreign Subsidiary,

     (g) all General Intangibles, including without limitation, all of Debtor's rights to a tax refund from the Internal Revenue Services and proceeds thereof;

     (h) all Goods, Instruments, Documents, policies and certificates of insurance, Deposit Accounts, money, Investment Property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

     (i) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2. WARRANTIES, COVENANTS AND AGREEMENTS. Debtor warrants, covenants and agrees as follows:

     2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

     2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank; (c) there are no financing statements on file, other than in favor of Bank; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and (e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

     2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank, sell, transfer, lease or grant control to any person other than Bank over, or permit to be sold, transferred, leased or controlled (by a person other than Bank), any or all of the Collateral, except for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

     2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

     2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so, and Debtor agrees to repay all amounts so expended by Bank immediately upon

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          demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     2.7 On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act; (b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, or of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank. Debtor shall, at Bank's request, arrange for verification of Accounts Receivable directly with account debtors or by other methods acceptable to Bank.

     2.8 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

     2.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

     2.10 At any time and without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the

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

          Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of the Bank's security interest may be accomplished by control.

     2.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

     2.12 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

     2.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorneys' fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws, INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

3.   COLLECTION OF PROCEEDS.

     3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and
          (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, or as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this
          Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

     3.2 Debtor agrees that immediately upon Bank's request (whether or not any Event of Default exists) the Indebtedness shall be on a "remittance basis" as follows: Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option may establish and maintain at Debtor's expense): (a) an United States Post Office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor

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

          expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and (b) a non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

     3.3 All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (a) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (b) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorneys' fees and INCLUDING CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE except to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

4.   DEFAULTS, ENFORCEMENT AND APPLICATION OF PROCEEDS.

     4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

          (a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

          (b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the Indebtedness ("Guarantor") and Bank; or

          (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

          (d) Any loss, theft, substantial damage or destruction to or of any Collateral or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of Borrower, Debtor, any Guarantor, or any Collateral; or

          (e) Sale or other disposition by Borrower, Debtor, or any Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Borrower, Debtor, or any Guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Borrower, Debtor, or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Borrower, Debtor, or any Guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Borrower, Debtor, or any Guarantor; or

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

          (f) Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral; or

          (g) An Event of Default shall occur under the Loan Agreement, any Loan Document, or any other instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness.

     4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

          (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

          (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

          (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

          (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

          At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of the Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

     4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as the Bank shall request to establish

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

          exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

     4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank in such order as the Bank, in its discretion, deems appropriate including, without limitation, the following order: first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorneys' fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Secured Party shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Secured Party agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Secured Party may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Secured Party may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Secured Party.

     4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

     4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

     4.7 Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

          (i) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral (including, without limit, to draft against Collateral) and to endorse any item representing any payment on or proceeds of the Collateral;

          (ii) to execute and file in the name of and on behalf of Debtor all financing statements or other filings or Collateral control agreements deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

          (iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

     4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

     4.9 The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615 (f) of the Uniform Commercial Code (as in effect on or after July 1, 2001): (a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition;
          (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9-615(f) of the Uniform Commercial Code.

5.   MISCELLANEOUS.

     5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

     5.2 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

     5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

     5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

     5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of collateral in discharge of any portion of the Indebtedness.

     5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property; (b) give any notice of sale in a manner or at such time other than as required by Sections 9.611, 9.612 and 9.613 of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

     5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement until such time as all of the Indebtedness has been fully paid.

     5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

     5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

     5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

     5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

     5.12 Except as otherwise expressly provided in this Agreement, all terms in this Agreement which are defined in the Uniform Commercial Code shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. "Uniform Commercial Code" means the Texas Business and Commerce Code as amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

     5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

     5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located at 5221 N O'Connor Blvd, Suite 500, Irving, Texas 75039.

          Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law and the Uniform Commercial Code designates as its location. Based on the foregoing, Debtor is located (as determined pursuant to the Uniform Commercial Code) in the State of Delaware.

          If Collateral is located at other than the address specified above, such Collateral is located and shall be maintained at

          ----------------------------------------------------------------------
          STREET ADDRESS

          ----------------------------------------------------------------------
          CITY                  STATE            ZIP CODE              COUNTY

          Collateral shall be maintained only at the locations identified in this Section 5.15.

     5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

     5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

     5.18 Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Security Agreement.

     5.19 This Agreement is a restatement of that certain Security Agreement dated as of December 1, 2001 by and between Debtor and the Bank (the "Original Agreement"). All liens, assignments and security interests of the Original Agreement are hereby ratified, confirmed, brought forward, renewed, extended and rearranged as Collateral for the Indebtedness, in addition to and cumulative of all other Collateral for the Indebtedness.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7. THIS IS A TEXAS SPECIFIC PROVISION: THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.   SPECIAL PROVISIONS APPLICABLE TO THIS AGREEMENT. (*NONE, IF LEFT BLANK)

DEBTOR:                                        BANK:

THOMAS GROUP, INC.,                            COMERICA BANK-TEXAS,
a Delaware corporation                         a Texas banking association


By:                                            By:
   ------------------------------                 ------------------------------
    Jim Taylor                                    Robin M. Kain
    CFO, Vice President of Finance                Vice President

[COMERICA LOGO]     SECURITY AGREEMENT
                    (All Assets)

As of March 29, 2002 for value received, THOMAS GROUP OF LOUISIANA, INC., a Delaware corporation ("Debtor") pledges, assigns and grants to Comerica Bank-Texas, a Texas banking association ("Bank"), whose address is P. O. Box 650282, Dallas, Texas 75265-0282, Attention: Margareth Fanini a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of THOMAS GROUP, INC. ("Borrower"). Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown, originally payable to the Bank or to a third party and subsequently acquired by the Bank including, without limitation, any late charges, loan fees or charges, and overdraft indebtedness, any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of any security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorneys' fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorneys' fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether inside or outside counsel is used, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

Reference is made to that certain First Amended and Restated Revolving Credit Loan Agreement entered into by and between Borrower and Bank dated as of October 4, 1996 (as the same has been or may hereafter be amended, restated, or modified from time to time, collectively, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in (i) the Loan Agreement, or (ii) Article 9 of the Texas Business and Commerce Code, as provided for in Section 5.12 hereof.

Debtor further covenants, agrees, represents and warrants as follows:

1. COLLATERAL shall mean all of the Debtor's assets and all of the following property Debtor now or later owns or has an interest in, wherever located, including without limitation:

     (a) all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all Accounts, Chattel Paper (including without limit Electronic Chattel Paper and Tangible Chattel Paper), contract rights, Deposit Accounts, Documents, Instruments and rights to payment evidenced by Chattel Paper, Documents or Instruments, Health Care Insurance Receivables, Commercial Tort Claims, Letters of Credit, Letter of Credit Rights, Supporting Obligations, and rights to payment for money or funds advanced or sold),

     (b)  all Inventory,

     (c)  all Equipment and Fixtures,

     (d) all Software (for purposes of this Agreement "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

     (e)  all Intellectual Property,

     (f) all Investment Property including, without limit, securities, securities entitlements, and financial assets,

     (g) all General Intangibles, including without limitation, all of Debtor's rights to a tax refund from the Internal Revenue Services and proceeds thereof;

     (h) all Goods, Instruments, Documents, policies and certificates of insurance, Deposit Accounts, money, Investment Property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

     (i) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2. WARRANTIES, COVENANTS AND AGREEMENTS. Debtor warrants, covenants and agrees as follows:

     2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

     2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank; (c) there are no financing statements on file, other than in favor of Bank; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and (e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

     2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank, sell, transfer, lease or grant control to any person other than Bank over, or permit to be sold, transferred, leased or controlled (by a person other than Bank), any or all of the Collateral, except for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

     2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

     2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so, and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     2.7 On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act; (b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, or of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank. Debtor shall, at Bank's request, arrange for verification of Accounts Receivable directly with account debtors or by other methods acceptable to Bank.

     2.8 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

     2.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

     2.10 At any time and without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial
          Code) over any Collateral of such nature that perfection of the Bank's security interest may be accomplished by control.

     2.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

     2.12 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

     2.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorneys' fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws, INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

3.   COLLECTION OF PROCEEDS.

     3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and
          (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, or as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this
          Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

     3.2 Debtor agrees that immediately upon Bank's request (whether or not any Event of Default exists) the Indebtedness shall be on a "remittance basis" as follows: Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option may establish and maintain at Debtor's expense): (a) an United States Post Office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to

          Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and (b) a non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

     3.3 All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (a) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (b) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorneys' fees and INCLUDING CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE except to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

4.   DEFAULTS, ENFORCEMENT AND APPLICATION OF PROCEEDS.

     4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

          (a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

          (b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the Indebtedness ("Guarantor") and Bank; or

          (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

          (d) Any loss, theft, substantial damage or destruction to or of any Collateral or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of Borrower, Debtor, any Guarantor, or any Collateral; or

          (e) Sale or other disposition by Borrower, Debtor, or any Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Borrower, Debtor, or any Guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Borrower, Debtor, or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Borrower, Debtor, or any Guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Borrower, Debtor, or any Guarantor; or

          (f) Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral; or

          (g) An Event of Default shall occur under the Loan Agreement, any Loan Document, or any other instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness.

     4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

          (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

          (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

          (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

          (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

          At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of the Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

     4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as the Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

     4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank in such order as the Bank, in its discretion, deems appropriate including, without limitation, the following order: first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorneys' fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Secured Party shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Secured Party agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Secured Party may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Secured Party may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Secured Party.

     4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

     4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

     4.7 Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

          (i) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral (including, without limit, to draft against Collateral) and to endorse any item representing any payment on or proceeds of the Collateral;

          (ii) to execute and file in the name of and on behalf of Debtor all financing statements or other filings or Collateral control agreements deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

          (iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

     4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

     4.9 The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615 (f) of the Uniform Commercial Code (as in effect on or after July 1, 2001): (a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition;
          (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9-615(f) of the Uniform Commercial Code.

5.   MISCELLANEOUS.

     5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

     5.2 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

     5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

     5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

     5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of collateral in discharge of any portion of the Indebtedness.

     5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property; (b) give any notice of sale in a manner or at such time other than as required by Sections 9.611, 9.612 and 9.613 of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

     5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement until such time as all of the Indebtedness has been fully paid.

     5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

     5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

     5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

     5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

     5.12 Except as otherwise expressly provided in this Agreement, all terms in this Agreement which are defined in the Uniform Commercial Code shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. "Uniform Commercial Code" means the Texas Business and Commerce Code as amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

     5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

     5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located at the following mailing address: 5221 N O'Connor Blvd, Suite 500, Irving, Texas 75039.

          Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law and the Uniform Commercial Code designates as its location. Based on the foregoing, Debtor is located (as determined pursuant to the Uniform Commercial Code) in the State of Delaware.

          If Collateral is located at other than the address specified above, such Collateral is located and shall be maintained at

          ----------------------------------------------------------------------
          STREET ADDRESS

          ----------------------------------------------------------------------
          CITY               STATE            ZIP CODE             COUNTY

          Collateral shall be maintained only at the locations identified in this Section 5.15.

     5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

     5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

     5.18 Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Security Agreement.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7. THIS IS A TEXAS SPECIFIC PROVISION: THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.   SPECIAL PROVISIONS APPLICABLE TO THIS AGREEMENT. (*NONE, IF LEFT BLANK)

DEBTOR:                                              BANK:

THOMAS GROUP OF LOUISIANA, INC.,                     COMERICA BANK-TEXAS,
a Delaware corporation                               a Texas banking association


By:                                                  By:
   -------------------------------------------          ------------------------
   Alex W. Young, Vice President and Secretary          Robin M. Kain
                                                        Vice President

[COMERICA LOGO]    SECURITY AGREEMENT
                   (All Assets)

As of March 29, 2002 for value received, THOMAS GROUP OF SWEDEN, INC., a Delaware corporation ("Debtor") pledges, assigns and grants to Comerica Bank-Texas , a Texas banking association ("Bank"), whose address is P. O. Box 650282, Dallas, Texas 75265-0282, Attention: Margareth Fanini a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of THOMAS GROUP, INC. ("Borrower"). Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown, originally payable to the Bank or to a third party and subsequently acquired by the Bank including, without limitation, any late charges, loan fees or charges, and overdraft indebtedness, any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of any security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorneys' fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorneys' fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether inside or outside counsel is used, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

Reference is made to that certain First Amended and Restated Revolving Credit Loan Agreement entered into by and between Borrower and Bank dated as of October 4, 1996 (as the same has been or may hereafter be amended, restated, or modified from time to time, collectively, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in (i) the Loan Agreement, or (ii) Article 9 of the Texas Business and Commerce Code, as provided for in Section 5.12 hereof.

Debtor further covenants, agrees, represents and warrants as follows:

1. COLLATERAL shall mean all of the Debtor's assets and all of the following property Debtor now or later owns or has an interest in, wherever located, including without limitation:

     (a) all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all Accounts, Chattel Paper (including without limit Electronic Chattel Paper and Tangible Chattel Paper), contract rights, Deposit Accounts, Documents, Instruments and rights to payment evidenced by Chattel Paper, Documents or Instruments, Health Care Insurance Receivables, Commercial Tort Claims, Letters of Credit, Letter of Credit Rights, Supporting Obligations, and rights to payment for money or funds advanced or sold),

     (b)  all Inventory,

     (c)  all Equipment and Fixtures,

     (d) all Software (for purposes of this Agreement "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

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     (e)  all Intellectual Property,

     (f) all Investment Property including, without limit, securities, securities entitlements, and financial assets,

     (g) all General Intangibles, including without limitation, all of Debtor's rights to a tax refund from the Internal Revenue Services and proceeds thereof;

     (h) all Goods, Instruments, Documents, policies and certificates of insurance, Deposit Accounts, money, Investment Property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

     (i) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2. WARRANTIES, COVENANTS AND AGREEMENTS. Debtor warrants, covenants and agrees as follows:

     2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

     2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank; (c) there are no financing statements on file, other than in favor of Bank; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and (e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

     2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank, sell, transfer, lease or grant control to any person other than Bank over, or permit to be sold, transferred, leased or controlled (by a person other than Bank), any or all of the Collateral, except for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

     2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

     2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so, and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

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

     2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     2.7 On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act; (b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, or of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank. Debtor shall, at Bank's request, arrange for verification of Accounts Receivable directly with account debtors or by other methods acceptable to Bank.

     2.8 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

     2.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

     2.10 At any time and without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial
          Code) over any Collateral of such nature that perfection of the Bank's security interest may be accomplished by control.

     2.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

     2.12 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

     2.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorneys' fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws, INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

3.   COLLECTION OF PROCEEDS.

     3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and
          (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, or as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this
          Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

     3.2 Debtor agrees that immediately upon Bank's request (whether or not any Event of Default exists) the Indebtedness shall be on a "remittance basis" as follows: Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option may establish and maintain at Debtor's expense): (a) an United States Post Office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to

          Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and (b) a non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

     3.3 All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (a) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (b) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorneys' fees and INCLUDING CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE except to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

4.   DEFAULTS, ENFORCEMENT AND APPLICATION OF PROCEEDS.

     4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

          (a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

          (b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the Indebtedness ("Guarantor") and Bank; or

          (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

          (d) Any loss, theft, substantial damage or destruction to or of any Collateral or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of Borrower, Debtor, any Guarantor, or any Collateral; or

          (e) Sale or other disposition by Borrower, Debtor, or any Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Borrower, Debtor, or any Guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Borrower, Debtor, or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Borrower, Debtor, or any Guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Borrower, Debtor, or any Guarantor; or

          (f) Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral; or

          (g) An Event of Default shall occur under the Loan Agreement, any Loan Document, or any other instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness.

     4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

          (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

          (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

          (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

          (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

          At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of the Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

     4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as the Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

     4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank in such order as the Bank, in its discretion, deems appropriate including, without limitation, the following

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

          order: first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorneys' fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Secured Party shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Secured Party agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Secured Party may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Secured Party may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Secured Party.

     4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

     4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

     4.7 Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

          (i) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral (including, without limit, to draft against Collateral) and to endorse any item representing any payment on or proceeds of the Collateral;

          (ii) to execute and file in the name of and on behalf of Debtor all financing statements or other filings or Collateral control agreements deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

          (iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

     4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

     4.9 The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615 (f) of the Uniform Commercial Code (as in effect on or after July 1, 2001): (a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition;
          (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9-615(f) of the Uniform Commercial Code.

5.   MISCELLANEOUS.

     5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

     5.2 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

     5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

     5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

     5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of collateral in discharge of any portion of the Indebtedness.

     5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property; (b) give any notice of sale in a manner or at such time other than as required by Sections 9.611, 9.612 and 9.613 of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

     5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement until such time as all of the Indebtedness has been fully paid.

     5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

     5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

     5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

     5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

     5.12 Except as otherwise expressly provided in this Agreement, all terms in this Agreement which are defined in the Uniform Commercial Code shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. "Uniform Commercial Code" means the Texas Business and Commerce Code as amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

     5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

     5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located at the following mailing address: 5221 N O'Connor Blvd, Suite 500, Irving, Texas 75039.

          Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law and the Uniform Commercial Code designates as its location. Based on the foregoing, Debtor is located (as determined pursuant to the Uniform Commercial Code) in the State of Delaware.

          If Collateral is located at other than the address specified above, such Collateral is located and shall be maintained at

          ----------------------------------------------------------------------
          STREET ADDRESS

          ----------------------------------------------------------------------
          CITY             STATE             ZIP CODE                COUNTY

          Collateral shall be maintained only at the locations identified in this Section 5.15.

     5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

     5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

     5.18 Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Security Agreement.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7. THIS IS A TEXAS SPECIFIC PROVISION: THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.   SPECIAL PROVISIONS APPLICABLE TO THIS AGREEMENT. (*NONE, IF LEFT BLANK)

DEBTOR:                                           BANK:

THOMAS GROUP OF SWEDEN, INC.,                     COMERICA BANK-TEXAS,
a Delaware corporation                            a Texas banking association

By:                                               By:
     ----------------------------------           ------------------------------
     Robert French                                Robin M. Kain
     Title:                                       Vice President

[COMERICA LOGO]    SECURITY AGREEMENT
                   (Negotiable Collateral)

As of March 29, 2002, for value received, the undersigned ("Debtor") pledges, assigns and grants to Comerica Bank-Texas, a Texas banking association ("Bank"), whose address is P. O. Box 650282, Dallas, Texas 75265-0282, Attention:
Margareth Fanini, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of Thomas Group, Inc. ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown originally payable to the Bank or to a third party and subsequently acquired by the Bank including, without limitation, any late charges, loan fees or charges, and overdraft indebtedness, any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of any security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorneys' fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorneys' fees shall be deemed a reference to reasonable fees, costs, and expenses of counsel and paralegals, whether inside or outside counsel is used, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

Debtor further covenants, agrees, represents and warrants as follows:

1.   COLLATERAL shall mean:

     (a) Debtor's shares of stock (up to the percentages indicated) in the companies listed on Schedule I attached hereto and incorporated herein for all purposes;

     (b) all goods, instruments (including, without limit, promissory notes), documents (including, without limit, negotiable documents), policies and certificates of insurance, deposit accounts, and money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

     (c) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, stock dividends, dividends, securities, distributions, revenues, other property rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

     In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2. WARRANTIES, COVENANTS AND AGREEMENTS. Debtor warrants, covenants and agrees as follows:

     2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

     2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank; (c) there are no financing statements on file, other than in favor of Bank; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and (e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

     2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

     2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

     2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so, and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     2.7 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

     2.8 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

     2.9 At any time and without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of the Bank's security interest may be accomplished by control.

     2.10 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

     2.11 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

     2.12 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorneys' fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws, INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANKS OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

3. COLLECTION OF PROCEEDS. Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this Section 3 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

4.   DEFAULTS, ENFORCEMENT AND APPLICATION OF PROCEEDS.

     4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

          (a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

          (b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the Indebtedness ("Guarantor") and Bank; or

          (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

          (d) Any loss, theft, substantial damage or destruction to or of any Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of Borrower, Debtor, any Guarantor, or any Collateral; or

          (e) Sale or other disposition by Borrower, Debtor, or any Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Borrower, Debtor, or any Guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Borrower, Debtor, or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Borrower, Debtor, or any Guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Borrower, Debtor, or any Guarantor; or

          (f) Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral; or

          (g) An event of default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness.

     4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it, including, without limitation, any one or more of the following rights and remedies:

          (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

          (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

          (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

          (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

          At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of the Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

     4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in any Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as the Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

     4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank in such order as the Bank, in its discretion, deems appropriate including, without limitation, the following order: first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorneys' fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Secured Party shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Secured Party agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Secured Party may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Secured Party may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Secured Party.

     4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

     4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

     4.7 Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

          (i) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due with respect to any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

          (ii) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

          (iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

     4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

     4.9 The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615(f) of the Uniform Commercial Code (as in effect on or after July 1, 2001): (a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition;
          (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9.615(f) of the Uniform Commercial Code.

5.   MISCELLANEOUS.

     5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

     5.2 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

     5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

     5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this

          Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

     5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of collateral in discharge of any portion of the Indebtedness.

     5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property; (b) give any notice of sale in a manner or at such time other than as required by Sections 9.611, 9.612 and 9.613 of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

     5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement until such time as all of the Indebtedness has been fully paid.

     5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

     5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

     5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

     5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

     5.12 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. "Uniform Commercial Code" means the Texas Business and Commerce Code as amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

     5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

     5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place: 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039.

          Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law designates as its location or, if United States law authorizes the Debtor to designate the state for its location, the state designated by Debtor, or if neither of the foregoing are applicable, at the District of Columbia. Based on the foregoing, Debtor is located (as determined pursuant to the Uniform Commercial Code) in the State of Delaware.

          The Collateral is located and shall be maintained at the following location(s)

          -------------------------------------------------------------------
          STREET ADDRESS

          -------------------------------------------------------------------
          CITY              STATE              ZIP CODE              COUNTY

          Collateral shall be maintained only at the locations identified in this Section 5.15.

     5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

     5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

     5.18 Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Security Agreement.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7. THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.   SPECIAL PROVISIONS APPLICABLE TO THIS AGREEMENT. (*NONE, IF LEFT BLANK)

DEBTOR:                                        BANK:

THOMAS GROUP, INC.                             COMERICA BANK-TEXAS,
                                               a Texas banking association

By:
   -------------------------------------
   Name:                                       By:
        --------------------------------          ------------------------------
   Title:                                         Robin M. Kain
         -------------------------------          Vice President

                                   SCHEDULE I

                                   COLLATERAL

------------------------------------------------------------------------------------------------------------------------------
            ISSUER                        OWNER OF STOCK        TYPE OF STOCK OR           NUMBER OF     CERTIFICATE
                                                                 EQUITY INTEREST             SHARES        NUMBERS
------------------------------------------------------------------------------------------------------------------------------
Thomas Group of Louisiana, Inc.         Thomas Group, Inc.      100% capital voting
                                                                       stock
------------------------------------------------------------------------------------------------------------------------------
Thomas Group of Sweden, Inc.            Thomas Group, Inc.      100% capital voting
                                                                       stock
------------------------------------------------------------------------------------------------------------------------------
Interlink Technologies, Inc.            Thomas Group, Inc.      100% capital voting
                                                                       stock
------------------------------------------------------------------------------------------------------------------------------
Thomas Group (Suisse) GmbH              Thomas Group, Inc.      65% capital voting
                                                                       stock
------------------------------------------------------------------------------------------------------------------------------
Thomas Group Hong Kong                  Thomas Group, Inc.      65% capital voting
Limited                                                                stock
------------------------------------------------------------------------------------------------------------------------------
Thomas Group Asia PTE LTD               Thomas Group, Inc.      65% capital voting
                                                                       stock
------------------------------------------------------------------------------------------------------------------------------
Thomas Group (Suisse Results)           Thomas Group, Inc.      65% capital voting
GmbH                                                                   stock
------------------------------------------------------------------------------------------------------------------------------
Thomas Group GmbH                       Thomas Group, Inc.      65% capital voting
                                                                       stock
------------------------------------------------------------------------------------------------------------------------------

[COMERICA LOGO]    SECURITY AGREEMENT
                   (Intellectual Property)

As of March 29, 2002, for value received, the undersigned ("Debtor") pledges, assigns and grants to Comerica Bank-Texas, a Texas banking association ("Bank"), whose address is P.O. Box 650282, Dallas, Texas 75265-0282, Attention:
Margareth Fanini, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of Thomas Group, Inc. ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown, originally payable to the Bank or to a third party and subsequently acquired by the Bank including, without limitation, any late charges, loan fees or charges, and overdraft indebtedness, any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of any security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorneys' fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorneys' fees shall be deemed a reference to reasonable fees, costs, and expenses of counsel and paralegals, whether inside or outside counsel is used, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

1. COLLATERAL shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

     (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the "Copyrights");

     (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products nor or hereafter existing, created, acquired or held;

     (c) Any and all design rights which may be available to Debtor now or hereafter existing, created, acquired or held;

     (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "Patents")

     (e) Any trademark or servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "Trademarks");

     (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

     (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

     (h) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents;

     (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing;

     (j) all goods, instruments, documents, policies and certificates of insurance, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

     (k) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

2. WARRANTIES, COVENANTS AND AGREEMENTS. Debtor warrants, covenants and agrees as follows:

     2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records and allow Bank to visit and inspect any of Debtor's plants or facilities that manufacture, install or store products (or that have done so during the prior 6 month period) that are sold utilizing any of the Collateral and to inspect the products and quality control records relating thereto. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

     2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank and there are no financing statements on file, other than in favor of Bank; and (c) Debtor acquired its rights in the Collateral in the ordinary course of its business.

     2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except for non-exclusive licenses granted by Debtor in the ordinary course of business. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

     2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue a perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

     2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so, and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     2.7 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

     2.8 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

     2.9 At any time and without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement.

     2.10 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

     2.11 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

     2.12 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorneys' fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws, INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

     2.13 Debtor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Debtor to its customers in the ordinary course of business.

     2.14 Performance of this Security Agreement does not conflict with or result in a breach of any agreement to which Debtor is party or by which Debtor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Security Agreement constitutes an assignment.

     2.15 Each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party.

     2.16 Debtor shall deliver to Bank within thirty (30) days of the last day of each fiscal quarter, a report signed by Debtor, in form acceptable to Bank, listing any applications or registrations that Debtor has made or filed in respect of any patents, copyrights or trademarks and the status of any outstanding applications or registrations. Debtor shall promptly advise Bank of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Debtor in or to any Trademark, Patent or Copyright not specified in this Security Agreement.

     2.17 Debtor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Debtor determines that reasonable business practices suggest that abandonment is appropriate.

     2.18 Debtor shall register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on EXHIBITS A, B and C hereto within thirty (30) days of the date of this Security Agreement. Debtor shall register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Debtor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including without limitation revisions or additions to the intellectual property rights listed on such EXHIBITS A, B and C). Debtor shall, from time to time, execute and file such other instruments, and take such further actions as Bank may reasonably request from time to time to perfect or continue the perfection of Bank's interest in the Collateral.

     2.19 This Security Agreement creates, and in the case of after-acquired Collateral, this Security Agreement will create at the time Debtor first has rights in such after-acquired Collateral, in favor of Bank a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the Indebtedness upon making the filings referred to below.

     2.20 Except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (a) for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Debtor in the U.S. or (b) for the perfection in the United States or the exercise by Bank of its rights and remedies hereunder;

     2.21 All information heretofore, herein or hereafter supplied to Bank by or on behalf of Debtor with respect to the Collateral is accurate and complete in all material respects;

     2.22 Debtor shall not enter into any agreement that would materially impair or conflict with Debtor's obligations hereunder without Bank's prior written consent. Debtor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Debtor's rights and interests in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts if Debtor is required, in its commercially reasonable judgment to accept such provisions; and

     2.23 Upon any executive officer of Debtor obtaining knowledge thereof, Debtor will promptly notify Bank in writing of any event that materially adversely affects the value of any of the Collateral, the ability of Debtor to dispose of any Collateral or the rights and remedies of Bank in relation thereto, including the levy of any legal process against any of the Collateral.

3.   COLLECTION OF PROCEEDS.

     3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and
          (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, or as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this
          Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

4.   DEFAULTS, ENFORCEMENT AND APPLICATION OF PROCEEDS.

     4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

          (a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

          (b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the Indebtedness ("Guarantor") and Bank; or

          (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

          (d) Any loss, theft, substantial damage or destruction to or of any Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of Borrower, Debtor, any Guarantor, or any Collateral; or

          (e) Sale or other disposition by Borrower, Debtor, or any Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Borrower, Debtor, or any Guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Borrower, Debtor, or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Borrower, Debtor, or any Guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Borrower, Debtor, or any Guarantor; or

          (f) Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral; or

          (g) An event of default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness.

     4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

          (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

          (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

          (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

          (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

          (e) Use and enjoy a nonexclusive, royalty-free license to use the Copyrights, Patents and Trademarks.

          At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral.

     4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor.

     4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank in such order as the Bank, in its discretion, deems appropriate including, without limitation, the following order: first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorneys' fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand.

     4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

     4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

     4.7 Debtor irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor:

          (a) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

          (b) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement, and Debtor further authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this Security Agreement; and

          (c) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

          (d) to modify, in its sole discretion, this Security Agreement without first obtaining Debtor's approval of or signature to such modification by amending EXHIBIT A, EXHIBIT B and EXHIBIT C hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Debtor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Debtor no longer has or claims any right, title or interest.

     4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

5.   MISCELLANEOUS.

     5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

     5.2 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, chief executive office location, principal place of business location, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

     5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

     5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

     5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of Collateral in discharge of any portion of the Indebtedness.

     5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property; (b) give any notice of sale in a manner or at such time other than as required by Sections 9.611, 9.612 and 9.613 of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

     5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement until such time as all of the Indebtedness has been fully paid.

     5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least five days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

     5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

     5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the

          Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

     5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

     5.12 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code. "Uniform Commercial Code" means the Texas Business and Commerce Code as amended.

     5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

     5.15 Debtor's chief executive office and its principal place of business is located and shall be maintained at

          5221 N. O'Connor Boulevard, Suite 500
          --------------------------------------------------------------------
          STREET ADDRESS

          Irving                   TX                75039
          --------------------------------------------------------------------
          CITY                     STATE             ZIP CODE

          If Collateral is located at other than the address specified above, such Collateral is located and shall be maintained at

          --------------------------------------------------------------------
          STREET ADDRESS

          --------------------------------------------------------------------
          CITY                     STATE             ZIP CODE        COUNTY

          Collateral shall be maintained only at the locations identified in this Section 5.15.

     5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

     5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

     5.18 Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Security Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Security Agreement.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7. THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.   SPECIAL PROVISIONS APPLICABLE TO THIS AGREEMENT. (*NONE, IF LEFT BLANK)

                                                     DEBTOR:

                                                     Thomas Group, Inc.

                                                     By:
                                                        ------------------------
                                                        SIGNATURE OF

                                                     Its:
                                                         -----------------------
                                                         TITLE (if applicable)

                                                     BANK:

                                                     Comerica Bank-Texas,
                                                     a Texas banking association

                                                     By:
                                                        ------------------------
                                                        Robin M. Kain
                                                        Vice President

                          SECURITY INTEREST ASSIGNMENT

     THIS SECURITY INTEREST ASSIGNMENT (this "ASSIGNMENT"), dated as of
March 29, 2002, is executed by Thomas Group, Inc., a Delaware corporation (the "BORROWER"), whose address is 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas, 75039, in favor of Comerica Bank-Texas, a Texas banking association (the "LENDER").

                                R E C I T A L S:

     The Borrower and Lender have entered into that certain First Amended and Restated Revolving Credit Loan Agreement dated as of December 4, 1996 (as the same has been or may hereafter be amended, supplemented, modified or restated from time to time, the "LOAN AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lender to the Borrower;

     A. Capitalized terms used but not defined herein have the meanings ascribed to them in the Loan Agreement or the Security Agreement (hereinafter defined);

     B. Lender has conditioned its obligations under the Loan Agreement upon the execution and delivery of this Assignment by Borrower. Pursuant to the Loan Agreement, and as Collateral for the Loan, the Borrower has entered into that certain Security Agreement (Intellectual Property) dated on or about the date hereof (as the same may be amended, supplemented, modified or changed from time to time, the "SECURITY AGREEMENT"), pursuant to which the Borrower has or will grant to the Lender a lien on and security interest in certain Collateral described therein, including, but not limited to the following (collectively, the "INTELLECTUAL PROPERTY"):

          1. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the "COPYRIGHTS");

          2. Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products nor or hereafter existing, created, acquired or held;

          3. Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          4. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "PATENTS")

          5. Any trademark or servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "TRADEMARKS");

          6. Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          7. All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

          8. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents;

          9. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing;

          10. all goods, instruments, documents, policies and certificates of insurance, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

          11. all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Borrower.

     C. It is a condition precedent to the Lender's obligations in connection with the Loan that the parties hereto execute this Assignment to memorialize the granting of the security interest in and to the Intellectual Property in a form suitable for recording this document with any legal entity.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of the Security Agreement, the parties hereto agree as follows:

          1. Borrower hereby grants and assigns a security interest, and ratifies and confirms the grant of a security interest pursuant to the Security Agreement, to Lender, as Collateral for the payment and performance of the Indebtedness (as defined in the Loan Agreement) in and to Borrower's entire right, title and interest in the Intellectual Property as defined herein, including without limitation all renewals thereof, all proceeds thereof

     (including, but not limited to, all license royalties and proceeds of infringement suits), and the right to sue for past, present and future infringements.

          2. At such time as (i) all of the Indebtedness has been completely paid and performed in full, and (ii) the Revolving Credit Commitment, the Term Loan, and any other commitments described in the Loan Agreement, have been terminated, the Lender shall release its security interest in Borrower's entire right, title and interest in the Intellectual Property, including without limitation all renewals thereof, all proceeds thereof (including, but not limited to, all license royalties and proceeds of infringement suits), and the right to sue for past, present and future infringements.

          3. Borrower represents and warrants that it has the full right and power to make the assignment of the Intellectual Property, and it has not made any previous assignment, transfer, agreement in conflict herewith or constituting a present or future assignment of or encumbrance on the Intellectual Property, other than the Permitted Liens.

          4. This Assignment cannot be altered, amended or modified in any way, except by a writing signed by Lender and Borrower. This Assignment shall be binding upon Borrower and its respective successors and permitted assigns, and shall inure to the benefit of Lender and its respective successors and assigns. THIS ASSIGNMENT SHALL, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE APPLY TO THE INTELLECTUAL PROPERTY OR ANY PART THEREOF, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. By receiving this Assignment, Lender is entitled to receive all of the benefits and none of the obligations and liabilities which may arise from a security interest in the Intellectual Property.

          5. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile copy, other copy or reproduction of a signed counterpart original of this Agreement shall be as fully effective and binding as the original signed counterpart of this Agreement.

                 REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, this Assignment has been executed as of the day and year first written above.

                                  BORROWER:

                                  THOMAS GROUP, INC.

                                  By:
                                     ------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           ------------------------------

                                  Address:
                                  5221 N. O'Connor, Suite 500
                                  Irving, Texas 75039

                                  LENDER:

                                  COMERICA BANK-TEXAS

                                  By:
                                     ------------------------------------
                                     Robin M. Kain
                                     Vice President

                                  Address:
                                  P.O. Box 650282
                                  Dallas, Texas 75265-0282

THE STATE OF TEXAS       Section
                         Section
COUNTY OF__________      Section

     Before me ____________________ on this day personally appeared____________, ________________ of Thomas Group, Inc., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same, on behalf of said corporation, for the purposes and consideration therein expressed.

     Given under my hand and seal this ____ day of March, 2002.

[S E A L]
                                    --------------------------------------------
                                    Notary Public - State of Texas
My Commission Expires:
                                    --------------------------------------------
                                    Printed Name of Notary Public
------------------------

THE STATE OF TEXAS       Section
                         Section
COUNTY OF DALLAS         Section

     Before me ________________ on this day personally appeared
_____________________________, __________________________ of Comerica
Bank-Texas, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same, on behalf of said association, for the purposes and consideration therein expressed.

     Given under my hand and seal office this ____ day of March, 2002.

[S E A L]
                                    --------------------------------------------
                                    Notary Public - State of Texas
My Commission Expires:
                                    --------------------------------------------
                                    Printed Name of Notary Public
------------------------

                                    EXHIBIT A

                                   COPYRIGHTS

                                    EXHIBIT B

                                     PATENTS

                                    EXHIBIT C

                                   TRADEMARKS

-------------------------------------------------------------------------------------------
U.S. APPLICATIONS                                     FILING DATE
-----------------
TRADE MARK                          SERIAL NO.        (REG. DT.)         REGISTRATION NO.
-------------------------------------------------------------------------------------------
OPTTIMIZE                           76/142,388        10/06/00           Awaiting Notice of
                                                                         Publication
-------------------------------------------------------------------------------------------
TCT                                 74/105,681        10/15/90           1,707,129
                                                      08/11/92
-------------------------------------------------------------------------------------------
THE RESULTS COMPANY                 75/685,814        04/15/99
-------------------------------------------------------------------------------------------
TOTAL CYCLE TIME                    74/090,544        08/23/90           1,892,079
                                                      05/02/95
-------------------------------------------------------------------------------------------
Process Value Management
-------------------------------------------------------------------------------------------
PVM
-------------------------------------------------------------------------------------------
Process Entitlement
-------------------------------------------------------------------------------------------
Process Strategy Map
-------------------------------------------------------------------------------------------
Supply Chain Process Value
-------------------------------------------------------------------------------------------

[COMERICA LOGO]   ADVANCE FORMULA AGREEMENT

As of March 29, 2002, this Agreement is made between THOMAS GROUP, INC. ("Borrower" or "Debtor") and COMERICA BANK-TEXAS, a Texas banking association ("Bank").

For and in consideration of the loans and other credit which Borrower may now or hereafter obtain or request from Bank which are secured pursuant to the security agreements and other agreements as may be executed and delivered by Borrower from time to time for the benefit of Bank, and for other good and valuable consideration, Borrower agrees as follows:

1. FORMULA LOANS. The credit which Bank may now or hereafter extend to Borrower subject to the limitations of this Agreement and to the conditions and limitations of any other agreement between Borrower and Bank is identified as follows:

          Revolving line of credit of up to $2,500,000, as evidenced in that certain Amended and Restated Revolving Credit Note of even date herewith in the amount of $2,500,000 executed by the Borrower and payable to the order of the Bank (as the same has been and may hereafter be amended, restated, increased, extended or otherwise modified ("the Note"), and any extensions, renewals or substitutions, whether in a greater or lesser amount, including any letters of credit issued thereunder ("Formula Loans"). The aggregate principal amount of the Formula Loans outstanding can never exceed the lesser of (a) $2,500,000, or (b) the sum resulting from the limited terms set forth in Paragraph 2 below. Reference is made to that certain First Amended and Restated Revolving Credit Loan Agreement dated as of December 4, 1996 executed between the Borrower and the Bank (as the same has been or may hereafter be amended, restated, or modified from time to time, the "Loan Agreement") for a statement of other terms and conditions of the Note. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

2. ADVANCE FORMULA. Borrower warrants and agrees that Borrower's Indebtedness to Bank for the Formula Loans shall never exceed the percentage of the Eligible Accounts (as hereinafter defined) of the Debtor as set forth below during the corresponding period set forth below:

                              PERIOD                                      PERCENTAGE OF ELIGIBLE ACCOUNTS
                              ------                                      -------------------------------
           From March 26, 2002 through May 31, 2002                                     85%

           From June 1, 2002 through June 30, 2002                                      80%

           From July 1, 2002 through the Termination Date                               75%

3. FORMULA COMPLIANCE. If the limitations in paragraph 2 above are exceeded at any time, Borrower shall immediately pay Bank sums sufficient to reduce the Formula Loans by the amount of such excess.

4. ELIGIBLE ACCOUNT. "Eligible Account" shall mean an Account (as hereinafter defined) arising in the ordinary course of a Debtor's business which meets each of the following requirements:

     (a) it is owing less than ninety (90) days after the date of the original invoice or other writing evidencing such Account; or

     (b) it is from an Account Debtor (i) maintaining its chief executive office in the United States of America or Canada, or (ii) organized under the laws of the United States of America (or any state thereof) or Canada;

     (c)  it arises from the sale of goods, or from services rendered;

     (d)  it is evidenced by an invoice;

     (e)  it is a valid, legally enforceable obligation of the Account Debtor;

     (f) it is subject to a first priority, properly perfected security interest in favor of Bank and is not subject to any sale of accounts, any rights of offset, assignment, lien or security interest whatsoever other than to Bank;

     (g)  it is not owing by a subsidiary or affiliate of Borrower or a Debtor.

         For purposes of this Agreement, an "Account" shall mean any right of a Debtor to payment for goods sold or leased or for services rendered, but shall not include interest or service charges, and "Account Debtor" shall mean a person who is obligated on or under an Account. An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account.

5. CERTIFICATES, SCHEDULES AND REPORTS. Borrower shall be required to prepare and deliver to the Bank such certificates, schedules, and reports as are required in the Loan Agreement.

6. INSPECTIONS; COMPLIANCE. Borrower and each Debtor shall permit Bank and its designees from time to time to make such inspections and audits, and to obtain such confirmations or other information, with respect to any of the Collateral or any Account Debtor as Bank is entitled to make or obtain under the Loan Agreement or Security Agreement, and shall reimburse Bank on demand for all costs and expenses incurred by Bank in connection with such inspections and audits. Borrower and each Debtor shall further comply with all of the other terms and conditions of the Security Agreement.

7. DEFAULT. Any failure by Borrower or a Debtor to comply with this Agreement shall constitute an "Event of Default" under the Formula Loans and under the Loan Agreement, the other loan documents relating thereto, and the Indebtedness described therein.

8. AMENDMENTS; WAIVERS. This Agreement may be amended, modified or terminated only in writing duly executed by Borrower and Bank. No delay by Bank in requiring Borrower's compliance herewith shall constitute a waiver of such right. The rights granted to Bank hereunder are cumulative, and in addition to any other rights Bank may have by agreement or under applicable law. This Agreement shall supersede and replace in their entirety any prior advance formula agreements in effect between Bank and Borrower. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, without regard to conflict of laws principles.

9. DISCRETIONARY/DEMAND BASIS FORMULA LOANS. Notwithstanding anything to the contrary set forth in this Agreement, in the event that the Formula Loans are at any time on a demand basis or advances are subject to the Bank's discretion, Borrower and Debtor hereby acknowledges and agrees that the formula set forth in paragraph 2 hereof is merely for advisory and guidance purposes and Bank shall not be obligated to make any loans or advances under the Formula Loans, and, notwithstanding the terms of paragraph 3 above, Bank may at any time, at its option, demand payment of any or all of the Formula Loans, whereupon the same shall become due and payable.

10. DILUTION OF ACCOUNTS. In the event the Bank, at any time in its sole discretion, determines that the dollar amount of Eligible Accounts collectable by a Debtor is reduced or diluted as a result of discounts or rebates granted by a Debtor to the respective Account Debtor, returned or rejected Inventory or services, or such other reason or factor as Bank deems applicable, Bank may, in its sole discretion, upon five (5) business days' prior written notice to Borrower, reduce or other wise modify the percentage of Eligible Accounts included within the Advance Formula under paragraph 2(a) above and/or reduce the dollar amount of the applicable Debtor's Eligible Accounts by an amount determined by Bank in its sole discretion.

11. JURY WAIVER. BORROWER AND DEBTOR(S) AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

Borrower's Chief Executive Office Address:     BORROWER:

5221 N. O'Connor Boulevard                     THOMAS GROUP, INC.
Suite 500
Irving, Texas 75039
                                               By:
                                                  ------------------------------
                                                     Name:
                                                          ----------------------
                                                     Title:
                                                           ---------------------
Accepted and Approved:

COMERICA BANK-TEXAS,
a Texas banking association


By:
   ------------------------------
       Robin M. Kain
       Vice President

[COMERICA LOGO]
NOTICE OF PLEDGE AND CONTROL AGREEMENT (ISSUER OF UNCERTIFICATED SECURITY)

     This Agreement dated as of March 29, 2002 is executed among Comerica Bank - Texas, a Texas banking association ("Secured Party"), Thomas Group, Inc., a Delaware corporation ("Pledgor"), and Thomas Group (Suisse) GmbH ("Issuer").

                                    RECITALS:

     A. Pursuant to a Security Agreement (Negotiable Collateral) dated as of March 29, 2002 executed by and between Secured Party and Pledgor ("Security Agreement") Pledgor has granted Secured Party a security interest in and to certain of the Investment Property (as defined in the Uniform Commercial Code as adopted in the State of Texas, as amended "UCC") of Pledgor, and more particularly, the uncertificated securities described on Exhibit A attached hereto and incorporated herein for all purposes ("Securities").

     B. By entering into this control agreement ("Agreement"), the parties are perfecting the Secured Party's security interest in the Securities, and the Secured Party shall have control over the Securities in accordance with Article 8 of the UCC.

     C. By executing this Agreement, each party respectively represents, warrants, and agrees to the following, with and for the benefit of the Secured
Party:

     The parties agree as follows:

     1. THE SECURITIES. Issuer hereby represents and warrants to Secured Party and Pledgor that (a) the Securities have been established solely in the name of Pledgor as recited above, (b) Exhibit A attached hereto is a complete and accurate description of the Securities as of the date thereof, and (c) except for the claims and interests of Secured Party and Pledgor in the Securities, neither Pledgor nor Issuer has any knowledge of any other claim to or interest in the Securities.

     2. LIENS. Issuer hereby acknowledges the security interest in the Securities granted to Secured Party by Pledgor. Issuer has not been served with any notices of levy or other documents under which any other person claims any interest in the Securities. Issuer has not received notice of any security interest in or claim to the Securities, or any portion of the Securities, other than this Agreement, and Issuer is not presently obligated to comply with any notifications it may receive from anybody (except the Pledgor) directing Issuer to register transfers of the Securities or to redeem the Securities (any such notifications are referred to herein as "Instructions"). Issuer covenants and agrees that it has not and will not hereafter agree with any third party that Issuer will comply with instructions concerning the Securities originated by such third party. Issuer will promptly notify Secured Party and Pledgor if any person asserts any lien, security interest, encumbrance or adverse claim against the Securities.

     3. CONTROL. Issuer covenants and agrees that it will comply with Instructions originated by Secured Party concerning all or any portion of the Securities at any time without further consent by Pledgor. Without the prior written consent of the Secured Party, Issuer will not comply or agree to comply with any Instructions Issuer may receive from the Pledgor or any other person with respect to all or any portion of the Securities.

     4. DIVIDENDS. By execution of this Agreement, Issuer acknowledges and agrees that (i) the Security Agreement created a security interest in dividends, and (ii) the Secured Party may at any time and without notice receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Securities, and hold the same as Collateral (as such term is defined in the Security Agreement), or apply the same to the Indebtedness (as such term is defined in the Security Agreement), the manner and distribution of the application to be in the sole discretion of Secured Party.

     5. DUPLICATE STATEMENTS AND NOTICES. Issuer will send copies of all statements, confirmations, notices of claims and other correspondence concerning the Securities to Secured Party at the address set forth below.

     6. TAX REPORTING. All items of income, gain, expense, and loss recognized in the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

     7. OTHER AGREEMENTS AND ISSUER'S JURISDICTION. In the event of a conflict between this Agreement and any other agreement between the Issuer and the Pledgor, the terms of this Agreement will prevail. Regardless of any provision in such agreement, the State of Texas shall be deemed to be Issuer's location for the purposes of this Agreement and the perfection and priority of Secured Party's security interest in the Securities.

     8. TERMINATION. The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Securities, are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of Pledgor or by the lapse of time. The obligations of Issuer herein described shall continue in effect until the security interest of Secured Party in the Securities has been terminated and Secured Party has notified Issuer of such termination in writing.

     9. THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

     10. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

     11. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and personal representatives.

     12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

     13. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below next to such party's signature. Any party may change its address for notices in the manner set forth above.

     14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular. Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender, and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit or describe the scope or intent of the provisions of this Agreement.

     15. CHOICE OF LAW. THE PARTIES HERETO AGREE THAT CERTAIN MATERIAL EVENTS, OCCURRENCES AND TRANSACTIONS RELATING TO THIS AGREEMENT BEAR A REASONABLE RELATIONSHIP TO THE STATE OF TEXAS. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THOSE LAWS OF THE STATE OF TEXAS WHICH ARE APPLICABLE TO AGREEMENTS WHICH ARE NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF TEXAS. THE SECURITIES ARE SUBJECT TO ARTICLE 8 OF THE UCC.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

     17. INDEMNIFICATION. Pledgor agrees to indemnify Secured Party, its officers and employees, and hold it and them harmless for and from all claims, losses, liabilities and expenses, including without limitation, reasonable legal fees and expenses arising from any claim of any party resulting from actions Secured Party takes in accordance with the provisions of this Agreement.

     18. JURY WAIVER. THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

Addresses:                                COMERICA BANK - TEXAS

Comerica Bank - Texas                     By:
                                             --------------------------------
P.O. Box 650282                              Robin Kane, Vice President
Dallas, Texas 75265-0282
Attention: Robin Kane

Address:                                  PLEDGOR:

5221 N. O'Connor Boulevard., Suite 500    THOMAS GROUP, INC.
Irving, Texas 75039
                                          By:
                                             --------------------------------
                                             Jim Taylor, CFO and Vice President

Address for each Issuer:                  ISSUER:

c/o Thomas Group, Inc.                    THOMAS GROUP (SUISSE) GMBH
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039
                                          By:
                                             --------------------------------
                                             Robert French, Managing Director

                                    EXHIBIT A

-------------------------------------------------------------------------------------------------------------------------
                                                                PERCENTAGE
ISSUER                                OWNER                    OWNERSHIP AND          NUMBER OF       CERTIFICATE
                                    OF STOCK                 TYPE OF STOCK OR          SHARES           NUMBERS
                                                              EQUITY INTEREST
-------------------------------------------------------------------------------------------------------------------------
Thomas Group (Suisse) GmbH      Thomas Group, Inc.          65% capital voting                       Uncertificated
                                                                  stock                                Securities
-------------------------------------------------------------------------------------------------------------------------

[COMERICA LOGO]
NOTICE OF PLEDGE AND CONTROL AGREEMENT (ISSUER OF UNCERTIFICATED SECURITY)

     This Agreement dated as of March 29, 2002 is executed among Comerica Bank - Texas, a Texas banking association ("Secured Party"), Thomas Group, Inc., a Delaware corporation ("Pledgor"), and Thomas Group (Suisse Results) GmbH ("Issuer").

                                    RECITALS:

     A. Pursuant to a Security Agreement (Negotiable Collateral) dated as of March 29, 2002 executed by and between Secured Party and Pledgor ("Security Agreement") Pledgor has granted Secured Party a security interest in and to certain of the Investment Property (as defined in the Uniform Commercial Code as adopted in the State of Texas, as amended "UCC") of Pledgor, and more particularly, the uncertificated securities described on Exhibit A attached hereto and incorporated herein for all purposes ("Securities").

     B. By entering into this control agreement ("Agreement"), the parties are perfecting the Secured Party's security interest in the Securities, and the Secured Party shall have control over the Securities in accordance with Article 8 of the UCC.

     C. By executing this Agreement, each party respectively represents, warrants, and agrees to the following, with and for the benefit of the Secured
Party:

     The parties agree as follows:

     1. THE SECURITIES. Issuer hereby represents and warrants to Secured Party and Pledgor that (a) the Securities have been established solely in the name of Pledgor as recited above, (b) Exhibit A attached hereto is a complete and accurate description of the Securities as of the date thereof, and (c) except for the claims and interests of Secured Party and Pledgor in the Securities, neither Pledgor nor Issuer has any knowledge of any other claim to or interest in the Securities.

     2. LIENS. Issuer hereby acknowledges the security interest in the Securities granted to Secured Party by Pledgor. Issuer has not been served with any notices of levy or other documents under which any other person claims any interest in the Securities. Issuer has not received notice of any security interest in or claim to the Securities, or any portion of the Securities, other than this Agreement, and Issuer is not presently obligated to comply with any notifications it may receive from anybody (except the Pledgor) directing Issuer to register transfers of the Securities or to redeem the Securities (any such notifications are referred to herein as "Instructions"). Issuer covenants and agrees that it has not and will not hereafter agree with any third party that Issuer will comply with instructions concerning the Securities originated by such third party. Issuer will promptly notify Secured Party and Pledgor if any person asserts any lien, security interest, encumbrance or adverse claim against the Securities.

     3. CONTROL. Issuer covenants and agrees that it will comply with Instructions originated by Secured Party concerning all or any portion of the Securities at any time without further consent by Pledgor. Without the prior written consent of the Secured Party, Issuer will not comply or agree to comply with any Instructions Issuer may receive from the Pledgor or any other person with respect to all or any portion of the Securities.

     4. DIVIDENDS. By execution of this Agreement, Issuer acknowledges and agrees that (i) the Security Agreement created a security interest in dividends, and (ii) the Secured Party may at any time and without notice receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Securities, and hold the same as Collateral (as such term is defined in the Security Agreement), or apply the same to the Indebtedness (as such term is defined in the Security Agreement), the manner and distribution of the application to be in the sole discretion of Secured Party.

     5. DUPLICATE STATEMENTS AND NOTICES. Issuer will send copies of all statements, confirmations, notices of claims and other correspondence concerning the Securities to Secured Party at the address set forth below.

     6. TAX REPORTING. All items of income, gain, expense, and loss recognized in the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

     7. OTHER AGREEMENTS AND ISSUER'S JURISDICTION. In the event of a conflict between this Agreement and any other agreement between the Issuer and the Pledgor, the terms of this Agreement will prevail. Regardless of any provision in such agreement, the State of Texas shall be deemed to be Issuer's location for the purposes of this Agreement and the perfection and priority of Secured Party's security interest in the Securities.

     8. TERMINATION. The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Securities, are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of Pledgor or by the lapse of time. The obligations of Issuer herein described shall continue in effect until the security interest of Secured Party in the Securities has been terminated and Secured Party has notified Issuer of such termination in writing.

     9. THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

     10. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

     11. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and personal representatives.

     12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

     13. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below next to such party's signature. Any party may change its address for notices in the manner set forth above.

     14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular. Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender, and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit or describe the scope or intent of the provisions of this Agreement.

     15. CHOICE OF LAW. THE PARTIES HERETO AGREE THAT CERTAIN MATERIAL EVENTS, OCCURRENCES AND TRANSACTIONS RELATING TO THIS AGREEMENT BEAR A REASONABLE RELATIONSHIP TO THE STATE OF TEXAS. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THOSE LAWS OF THE STATE OF TEXAS WHICH ARE APPLICABLE TO AGREEMENTS WHICH ARE NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF TEXAS. THE SECURITIES ARE SUBJECT TO ARTICLE 8 OF THE UCC.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

     17. INDEMNIFICATION. Pledgor agrees to indemnify Secured Party, its officers and employees, and hold it and them harmless for and from all claims, losses, liabilities and expenses, including without limitation, reasonable legal fees and expenses arising from any claim of any party resulting from actions Secured Party takes in accordance with the provisions of this Agreement.

     18. JURY WAIVER. THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

Addresses:                                 COMERICA BANK - TEXAS

Comerica Bank - Texas                      By:
                                              ----------------------------------
P.O. Box 650282                               Robin Kane, Vice President
Dallas, Texas 75265-0282
Attention: Robin Kane

Address:                                   PLEDGOR:

5221 N. O'Connor Boulevard., Suite 500     THOMAS GROUP, INC.
Irving, Texas 75039
                                           By:
                                              ----------------------------------
                                              Jim Taylor, CFO and Vice President

Address for each Issuer:                   ISSUER:

                                           THOMAS GROUP (SUISSE RESULTS) GMBH
c/o Thomas Group, Inc.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039                        By:
                                              ----------------------------------
                                              Robert French
                                              Title:
                                                    ----------------------------

                                    EXHIBIT A

-----------------------------------------------------------------------------------------------------------------------
                                                                 PERCENTAGE
ISSUER                                    OWNER                 OWNERSHIP AND        NUMBER OF       CERTIFICATE
                                         OF STOCK              TYPE OF STOCK OR        SHARES           NUMBERS
                                                               EQUITY INTEREST
-----------------------------------------------------------------------------------------------------------------------
Thomas Group (Suisse Results)         Thomas Group, Inc.     65% capital voting                     Uncertificated
GmbH                                                              stock                               Securities
-----------------------------------------------------------------------------------------------------------------------

[COMERICA LOGO]
NOTICE OF PLEDGE AND CONTROL AGREEMENT (ISSUER OF UNCERTIFICATED SECURITY)

     This Agreement dated as of March 29, 2002 is executed among Comerica Bank - Texas, a Texas banking association ("Secured Party"), Thomas Group, Inc., a Delaware corporation ("Pledgor"), and Thomas Group GmbH ("Issuer").

                                    RECITALS:

     A. Pursuant to a Security Agreement (Negotiable Collateral) dated as of March 29, 2002 executed by and between Secured Party and Pledgor ("Security Agreement") Pledgor has granted Secured Party a security interest in and to certain of the Investment Property (as defined in the Uniform Commercial Code as adopted in the State of Texas, as amended "UCC") of Pledgor, and more particularly, the uncertificated securities described on Exhibit A attached hereto and incorporated herein for all purposes ("Securities").

     B. By entering into this control agreement ("Agreement"), the parties are perfecting the Secured Party's security interest in the Securities, and the Secured Party shall have control over the Securities in accordance with
Article 8 of the UCC.

     C. By executing this Agreement, each party respectively represents, warrants, and agrees to the following, with and for the benefit of the Secured
Party:

     The parties agree as follows:

     1. THE SECURITIES. Issuer hereby represents and warrants to Secured Party and Pledgor that (a) the Securities have been established solely in the name of Pledgor as recited above, (b) Exhibit A attached hereto is a complete and accurate description of the Securities as of the date thereof, and (c) except for the claims and interests of Secured Party and Pledgor in the Securities, neither Pledgor nor Issuer has any knowledge of any other claim to or interest in the Securities.

     2. LIENS. Issuer hereby acknowledges the security interest in the Securities granted to Secured Party by Pledgor. Issuer has not been served with any notices of levy or other documents under which any other person claims any interest in the Securities. Issuer has not received notice of any security interest in or claim to the Securities, or any portion of the Securities, other than this Agreement, and Issuer is not presently obligated to comply with any notifications it may receive from anybody (except the Pledgor) directing Issuer to register transfers of the Securities or to redeem the Securities (any such notifications are referred to herein as "Instructions"). Issuer covenants and agrees that it has not and will not hereafter agree with any third party that Issuer will comply with instructions concerning the Securities originated by such third party. Issuer will promptly notify Secured Party and Pledgor if any person asserts any lien, security interest, encumbrance or adverse claim against the Securities.

     3. CONTROL. Issuer covenants and agrees that it will comply with Instructions originated by Secured Party concerning all or any portion of the Securities at any time without further consent by Pledgor. Without the prior written consent of the Secured Party, Issuer will not comply or agree to comply with any Instructions Issuer may receive from the Pledgor or any other person with respect to all or any portion of the Securities.

     4. DIVIDENDS. By execution of this Agreement, Issuer acknowledges and agrees that (i) the Security Agreement created a security interest in dividends, and (ii) the Secured Party may at any time and without notice receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Securities, and hold the same as Collateral (as such term is defined in the Security Agreement), or apply the same to the Indebtedness (as such term is defined in the Security Agreement), the manner and distribution of the application to be in the sole discretion of Secured Party.

     5. DUPLICATE STATEMENTS AND NOTICES. Issuer will send copies of all statements, confirmations, notices of claims and other correspondence concerning the Securities to Secured Party at the address set forth below.

     6. TAX REPORTING. All items of income, gain, expense, and loss recognized in the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

     7. OTHER AGREEMENTS AND ISSUER'S JURISDICTION. In the event of a conflict between this Agreement and any other agreement between the Issuer and the Pledgor, the terms of this Agreement will prevail. Regardless of any provision in such agreement, the State of Texas shall be deemed to be Issuer's location for the purposes of this Agreement and the perfection and priority of Secured Party's security interest in the Securities.

     8. TERMINATION. The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Securities, are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of Pledgor or by the lapse of time. The obligations of Issuer herein described shall continue in effect until the security interest of Secured Party in the Securities has been terminated and Secured Party has notified Issuer of such termination in writing.

     9. THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

     10. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

     11. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and personal representatives.

     12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

     13. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below next to such party's signature. Any party may change its address for notices in the manner set forth above.

     14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular. Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender, and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit or describe the scope or intent of the provisions of this Agreement.

     15. CHOICE OF LAW. THE PARTIES HERETO AGREE THAT CERTAIN MATERIAL EVENTS, OCCURRENCES AND TRANSACTIONS RELATING TO THIS AGREEMENT BEAR A REASONABLE RELATIONSHIP TO THE STATE OF TEXAS. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THOSE LAWS OF THE STATE OF TEXAS WHICH ARE APPLICABLE TO AGREEMENTS WHICH ARE NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF TEXAS. THE SECURITIES ARE SUBJECT TO ARTICLE 8 OF THE UCC.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

     17. INDEMNIFICATION. Pledgor agrees to indemnify Secured Party, its officers and employees, and hold it and them harmless for and from all claims, losses, liabilities and expenses, including without limitation, reasonable legal fees and expenses arising from any claim of any party resulting from actions Secured Party takes in accordance with the provisions of this Agreement.

     18. JURY WAIVER. THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

Addresses:                                 COMERICA BANK - TEXAS

Comerica Bank - Texas                      By:
P.O. Box 650282                               ----------------------------------
Dallas, Texas 75265-0282                      Robin Kane, Vice President
Attention: Robin Kane

Address:                                   PLEDGOR:

5221 N. O'Connor Boulevard., Suite 500     THOMAS GROUP, INC.
Irving, Texas 75039
                                           By:
                                              ----------------------------------
                                              Jim Taylor, CFO and Vice President

Address for each Issuer:                   ISSUER:

                                           THOMAS GROUP GMBH
c/o Thomas Group, Inc.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039                        By:
                                              ----------------------------------
                                              Robert French
                                              Title:
                                                    ----------------------------

                                    EXHIBIT A

--------------------------------------------------------------------------------------------------------------
                                                             PERCENTAGE
          ISSUER                         OWNER              OWNERSHIP AND        NUMBER OF       CERTIFICATE
                                        OF STOCK           TYPE OF STOCK OR       SHARES           NUMBERS
                                                           EQUITY INTEREST
--------------------------------------------------------------------------------------------------------------

Thomas Group GmbH                  Thomas Group, Inc.    65% capital voting                     Uncertificated
                                                               stock                               Securities
--------------------------------------------------------------------------------------------------------------

[COMERICA LOGO]
NOTICE OF PLEDGE AND CONTROL AGREEMENT (ISSUER OF UNCERTIFICATED SECURITY)

     This Agreement dated as of March 29, 2002 is executed among Comerica Bank - Texas, a Texas banking association ("Secured Party"), Thomas Group, Inc., a Delaware corporation ("Pledgor"), and Thomas Group of Louisiana, Inc. ("Issuer").

                                    RECITALS:

     A. Pursuant to a Security Agreement (Negotiable Collateral) dated as of March 29, 2002 executed by and between Secured Party and Pledgor ("Security Agreement") Pledgor has granted Secured Party a security interest in and to certain of the Investment Property (as defined in the Uniform Commercial Code as adopted in the State of Texas, as amended "UCC") of Pledgor, and more particularly, the uncertificated securities described on Exhibit A attached hereto and incorporated herein for all purposes ("Securities").

     B. By entering into this control agreement ("Agreement"), the parties are perfecting the Secured Party's security interest in the Securities, and the Secured Party shall have control over the Securities in accordance with
Article 8 of the UCC.

     C. By executing this Agreement, each party respectively represents, warrants, and agrees to the following, with and for the benefit of the Secured
Party:

     The parties agree as follows:

     1. THE SECURITIES. Issuer hereby represents and warrants to Secured Party and Pledgor that (a) the Securities have been established solely in the name of Pledgor as recited above, (b) Exhibit A attached hereto is a complete and accurate description of the Securities as of the date thereof, and (c) except for the claims and interests of Secured Party and Pledgor in the Securities, neither Pledgor nor Issuer has any knowledge of any other claim to or interest in the Securities.

     2. LIENS. Issuer hereby acknowledges the security interest in the Securities granted to Secured Party by Pledgor. Issuer has not been served with any notices of levy or other documents under which any other person claims any interest in the Securities. Issuer has not received notice of any security interest in or claim to the Securities, or any portion of the Securities, other than this Agreement, and Issuer is not presently obligated to comply with any notifications it may receive from anybody (except the Pledgor) directing Issuer to register transfers of the Securities or to redeem the Securities (any such notifications are referred to herein as "Instructions"). Issuer covenants and agrees that it has not and will not hereafter agree with any third party that Issuer will comply with instructions concerning the Securities originated by such third party. Issuer will promptly notify Secured Party and Pledgor if any person asserts any lien, security interest, encumbrance or adverse claim against the Securities.

     3. CONTROL. Issuer covenants and agrees that it will comply with Instructions originated by Secured Party concerning all or any portion of the Securities at any time without further consent by Pledgor. Without the prior written consent of the Secured Party, Issuer will not comply or agree to comply with any Instructions Issuer may receive from the Pledgor or any other person with respect to all or any portion of the Securities.

     4. DIVIDENDS. By execution of this Agreement, Issuer acknowledges and agrees that (i) the Security Agreement created a security interest in dividends, and (ii) the Secured Party may at any time and without notice receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Securities, and hold the same as Collateral (as such term is defined in the Security Agreement), or apply the same to the Indebtedness (as such term is defined in the Security Agreement), the manner and distribution of the application to be in the sole discretion of Secured Party.

     5. DUPLICATE STATEMENTS AND NOTICES. Issuer will send copies of all statements, confirmations, notices of claims and other correspondence concerning the Securities to Secured Party at the address set forth below.

     6. TAX REPORTING. All items of income, gain, expense, and loss recognized in the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

     7. OTHER AGREEMENTS AND ISSUER'S JURISDICTION. In the event of a conflict between this Agreement and any other agreement between the Issuer and the Pledgor, the terms of this Agreement will prevail. Regardless of any provision in such agreement, the State of Texas shall be deemed to be Issuer's location for the purposes of this Agreement and the perfection and priority of Secured Party's security interest in the Securities.

     8. TERMINATION. The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Securities, are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of Pledgor or by the lapse of time. The obligations of Issuer herein described shall continue in effect until the security interest of Secured Party in the Securities has been terminated and Secured Party has notified Issuer of such termination in writing.

     9. THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

     10. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

     11. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and personal representatives.

     12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

     13. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below next to such party's signature. Any party may change its address for notices in the manner set forth above.

     14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular. Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender, and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit or describe the scope or intent of the provisions of this Agreement.

     15. CHOICE OF LAW. THE PARTIES HERETO AGREE THAT CERTAIN MATERIAL EVENTS, OCCURRENCES AND TRANSACTIONS RELATING TO THIS AGREEMENT BEAR A REASONABLE RELATIONSHIP TO THE STATE OF TEXAS. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THOSE LAWS OF THE STATE OF TEXAS WHICH ARE APPLICABLE TO AGREEMENTS WHICH ARE NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF TEXAS. THE SECURITIES ARE SUBJECT TO ARTICLE 8 OF THE UCC.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

     17. INDEMNIFICATION. Pledgor agrees to indemnify Secured Party, its officers and employees, and hold it and them harmless for and from all claims, losses, liabilities and expenses, including without limitation, reasonable legal fees and expenses arising from any claim of any party resulting from actions Secured Party takes in accordance with the provisions of this Agreement.

     18. JURY WAIVER. THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

Addresses:                                 COMERICA BANK - TEXAS

Comerica Bank - Texas                      By:
P.O. Box 650282                               ----------------------------------
Dallas, Texas 75265-0282                      Robin Kane, Vice President
Attention: Robin Kane

Address:                                   PLEDGOR:

5221 N. O'Connor Boulevard., Suite 500     THOMAS GROUP, INC.
Irving, Texas 75039
                                           By:
                                              ----------------------------------
                                              Jim Taylor, CFO and Vice President

Address for each Issuer:                   ISSUER:

                                           THOMAS GROUP OF LOUISIANA, INC.
c/o Thomas Group, Inc.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039                        By:
                                              ----------------------------------
                                              Alex W. Young, Vice President
                                               and Secretary

                                    EXHIBIT A

--------------------------------------------------------------------------------------------------------------
                                                              PERCENTAGE
         ISSUER                          OWNER               OWNERSHIP AND       NUMBER OF       CERTIFICATE
                                       OF STOCK            TYPE OF STOCK OR        SHARES          NUMBERS
                                                            EQUITY INTEREST
--------------------------------------------------------------------------------------------------------------
Thomas Group of Louisiana, Inc.    Thomas Group, Inc.    100% capital voting                    Uncertificated
                                                                stock                             Securities
--------------------------------------------------------------------------------------------------------------

[COMERICA LOGO] NOTICE OF PLEDGE AND CONTROL AGREEMENT (ISSUER OF UNCERTIFICATED
                SECURITY)

     This Agreement dated as of March 29, 2002 is executed among Comerica Bank - Texas, a Texas banking association ("Secured Party"), Thomas Group, Inc., a Delaware corporation ("Pledgor"), and Thomas Group of Sweden, Inc. ("Issuer").

                                    RECITALS:

     A. Pursuant to a Security Agreement (Negotiable Collateral) dated as of March 29, 2002 executed by and between Secured Party and Pledgor ("Security Agreement") Pledgor has granted Secured Party a security interest in and to certain of the Investment Property (as defined in the Uniform Commercial Code as adopted in the State of Texas, as amended "UCC") of Pledgor, and more particularly, the uncertificated securities described on Exhibit A attached hereto and incorporated herein for all purposes ("Securities").

     B. By entering into this control agreement ("Agreement"), the parties are perfecting the Secured Party's security interest in the Securities, and the Secured Party shall have control over the Securities in accordance with
Article 8 of the UCC.

     C. By executing this Agreement, each party respectively represents, warrants, and agrees to the following, with and for the benefit of the Secured
Party:

     The parties agree as follows:

     1. THE SECURITIES. Issuer hereby represents and warrants to Secured Party and Pledgor that (a) the Securities have been established solely in the name of Pledgor as recited above, (b) Exhibit A attached hereto is a complete and accurate description of the Securities as of the date thereof, and (c) except for the claims and interests of Secured Party and Pledgor in the Securities, neither Pledgor nor Issuer has any knowledge of any other claim to or interest in the Securities.

     2. LIENS. Issuer hereby acknowledges the security interest in the Securities granted to Secured Party by Pledgor. Issuer has not been served with any notices of levy or other documents under which any other person claims any interest in the Securities. Issuer has not received notice of any security interest in or claim to the Securities, or any portion of the Securities, other than this Agreement, and Issuer is not presently obligated to comply with any notifications it may receive from anybody (except the Pledgor) directing Issuer to register transfers of the Securities or to redeem the Securities (any such notifications are referred to herein as "Instructions"). Issuer covenants and agrees that it has not and will not hereafter agree with any third party that Issuer will comply with instructions concerning the Securities originated by such third party. Issuer will promptly notify Secured Party and Pledgor if any person asserts any lien, security interest, encumbrance or adverse claim against the Securities.

     3. CONTROL. Issuer covenants and agrees that it will comply with Instructions originated by Secured Party concerning all or any portion of the Securities at any time without further consent by Pledgor. Without the prior written consent of the Secured Party, Issuer will not comply or agree to comply with any Instructions Issuer may receive from the Pledgor or any other person with respect to all or any portion of the Securities.

     4. DIVIDENDS. By execution of this Agreement, Issuer acknowledges and agrees that (i) the Security Agreement created a security interest in dividends, and (ii) the Secured Party may at any time and without notice receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Securities, and hold the same as Collateral (as such term is defined in the Security Agreement), or apply the same to the Indebtedness (as such term is defined in the Security Agreement), the manner and distribution of the application to be in the sole discretion of Secured Party.

     5. DUPLICATE STATEMENTS AND NOTICES. Issuer will send copies of all statements, confirmations, notices of claims and other correspondence concerning the Securities to Secured Party at the address set forth below.

     6. TAX REPORTING. All items of income, gain, expense, and loss recognized in the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

     7. OTHER AGREEMENTS AND ISSUER'S JURISDICTION. In the event of a conflict between this Agreement and any other agreement between the Issuer and the Pledgor, the terms of this Agreement will prevail. Regardless of any provision in such agreement, the State of Texas shall be deemed to be Issuer's location for the purposes of this Agreement and the perfection and priority of Secured Party's security interest in the Securities.

     8. TERMINATION. The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Securities, are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of Pledgor or by the lapse of time. The obligations of Issuer herein described shall continue in effect until the security interest of Secured Party in the Securities has been terminated and Secured Party has notified Issuer of such termination in writing.

     9. THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

     10. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

     11. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and personal representatives.

     12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

     13. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below next to such party's signature. Any party may change its address for notices in the manner set forth above.

     14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular. Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender, and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit or describe the scope or intent of the provisions of this Agreement.

     15. CHOICE OF LAW. THE PARTIES HERETO AGREE THAT CERTAIN MATERIAL EVENTS, OCCURRENCES AND TRANSACTIONS RELATING TO THIS AGREEMENT BEAR A REASONABLE RELATIONSHIP TO THE STATE OF TEXAS. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THOSE LAWS OF THE STATE OF TEXAS WHICH ARE APPLICABLE TO AGREEMENTS WHICH ARE NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF TEXAS. THE SECURITIES ARE SUBJECT TO ARTICLE 8 OF THE UCC.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

     17. INDEMNIFICATION. Pledgor agrees to indemnify Secured Party, its officers and employees, and hold it and them harmless for and from all claims, losses, liabilities and expenses, including without limitation, reasonable legal fees and expenses arising from any claim of any party resulting from actions Secured Party takes in accordance with the provisions of this Agreement.

     18. JURY WAIVER. THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

Addresses:                                 COMERICA BANK - TEXAS

Comerica Bank - Texas                      By:
P.O. Box 650282                               ----------------------------------
Dallas, Texas 75265-0282                      Robin Kane, Vice President
Attention: Robin Kane

Address:                                   PLEDGOR:

5221 N. O'Connor Boulevard., Suite 500     THOMAS GROUP, INC.
Irving, Texas 75039
                                           By:
                                              ----------------------------------
                                              Jim Taylor, CFO and Vice President

Address for each Issuer:                   ISSUER:

c/o Thomas Group, Inc.                     THOMAS GROUP (SUISSE) GMBH
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039
                                           By:
                                              ----------------------------------
                                              Robert French, Managing Director

                                    EXHIBIT A

--------------------------------------------------------------------------------------------------------------
                                                             PERCENTAGE
          ISSUER                         OWNER              OWNERSHIP AND        NUMBER OF       CERTIFICATE
                                       OF STOCK            TYPE OF STOCK OR       SHARES           NUMBERS
                                                          EQUITY INTEREST
--------------------------------------------------------------------------------------------------------------
Thomas Group (Suisse) GmbH         Thomas Group, Inc.    65% capital voting                     Uncertificated
                                                              stock                              Securities
--------------------------------------------------------------------------------------------------------------

[COMERICA LOGO]
NOTICE OF PLEDGE AND CONTROL AGREEMENT (ISSUER OF UNCERTIFICATED SECURITY)

     This Agreement dated as of March 29, 2002 is executed among Comerica Bank - Texas, a Texas banking association ("Secured Party"), Thomas Group, Inc., a Delaware corporation ("Pledgor"), and Thomas Group Asia PTE LTD ("Issuer").

                                    RECITALS:

     A. Pursuant to a Security Agreement (Negotiable Collateral) dated as of March 29, 2002 executed by and between Secured Party and Pledgor ("Security Agreement") Pledgor has granted Secured Party a security interest in and to certain of the Investment Property (as defined in the Uniform Commercial Code as adopted in the State of Texas, as amended "UCC") of Pledgor, and more particularly, the uncertificated securities described on Exhibit A attached hereto and incorporated herein for all purposes ("Securities").

     B. By entering into this control agreement ("Agreement"), the parties are perfecting the Secured Party's security interest in the Securities, and the Secured Party shall have control over the Securities in accordance with
Article 8 of the UCC.

     C. By executing this Agreement, each party respectively represents, warrants, and agrees to the following, with and for the benefit of the Secured
Party:

     The parties agree as follows:

     1. THE SECURITIES. Issuer hereby represents and warrants to Secured Party and Pledgor that (a) the Securities have been established solely in the name of Pledgor as recited above, (b) Exhibit A attached hereto is a complete and accurate description of the Securities as of the date thereof, and (c) except for the claims and interests of Secured Party and Pledgor in the Securities, neither Pledgor nor Issuer has any knowledge of any other claim to or interest in the Securities.

     2. LIENS. Issuer hereby acknowledges the security interest in the Securities granted to Secured Party by Pledgor. Issuer has not been served with any notices of levy or other documents under which any other person claims any interest in the Securities. Issuer has not received notice of any security interest in or claim to the Securities, or any portion of the Securities, other than this Agreement, and Issuer is not presently obligated to comply with any notifications it may receive from anybody (except the Pledgor) directing Issuer to register transfers of the Securities or to redeem the Securities (any such notifications are referred to herein as "Instructions"). Issuer covenants and agrees that it has not and will not hereafter agree with any third party that Issuer will comply with instructions concerning the Securities originated by such third party. Issuer will promptly notify Secured Party and Pledgor if any person asserts any lien, security interest, encumbrance or adverse claim against the Securities.

     3. CONTROL. Issuer covenants and agrees that it will comply with Instructions originated by Secured Party concerning all or any portion of the Securities at any time without further consent by Pledgor. Without the prior written consent of the Secured Party, Issuer will not comply or agree to comply with any Instructions Issuer may receive from the Pledgor or any other person with respect to all or any portion of the Securities.

     4. DIVIDENDS. By execution of this Agreement, Issuer acknowledges and agrees that (i) the Security Agreement created a security interest in dividends, and (ii) the Secured Party may at any time and without notice receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Securities, and hold the same as Collateral (as such term is defined in the Security Agreement), or apply the same to the Indebtedness (as such term is defined in the Security Agreement), the manner and distribution of the application to be in the sole discretion of Secured Party.

     5. DUPLICATE STATEMENTS AND NOTICES. Issuer will send copies of all statements, confirmations, notices of claims and other correspondence concerning the Securities to Secured Party at the address set forth below.

     6. TAX REPORTING. All items of income, gain, expense, and loss recognized in the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

     7. OTHER AGREEMENTS AND ISSUER'S JURISDICTION. In the event of a conflict between this Agreement and any other agreement between the Issuer and the Pledgor, the terms of this Agreement will prevail. Regardless of any provision in such agreement, the State of Texas shall be deemed to be Issuer's location for the purposes of this Agreement and the perfection and priority of Secured Party's security interest in the Securities.

     8. TERMINATION. The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Securities, are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of Pledgor or by the lapse of time. The obligations of Issuer herein described shall continue in effect until the security interest of Secured Party in the Securities has been terminated and Secured Party has notified Issuer of such termination in writing.

     9. THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

     10. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

     11. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and personal representatives.

     12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

     13. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below next to such party's signature. Any party may change its address for notices in the manner set forth above.

     14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular. Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender, and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit or describe the scope or intent of the provisions of this Agreement.

     15. CHOICE OF LAW. THE PARTIES HERETO AGREE THAT CERTAIN MATERIAL EVENTS, OCCURRENCES AND TRANSACTIONS RELATING TO THIS AGREEMENT BEAR A REASONABLE RELATIONSHIP TO THE STATE OF TEXAS. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THOSE LAWS OF THE STATE OF TEXAS WHICH ARE APPLICABLE TO AGREEMENTS WHICH ARE NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF TEXAS. THE SECURITIES ARE SUBJECT TO ARTICLE 8 OF THE UCC.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

     17. INDEMNIFICATION. Pledgor agrees to indemnify Secured Party, its officers and employees, and hold it and them harmless for and from all claims, losses, liabilities and expenses, including without limitation, reasonable legal fees and expenses arising from any claim of any party resulting from actions Secured Party takes in accordance with the provisions of this Agreement.

     18. JURY WAIVER. THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

Addresses:                                 COMERICA BANK - TEXAS

Comerica Bank - Texas                      By:
P.O. Box 650282                               ---------------------------------
Dallas, Texas 75265-0282                      Robin Kane, Vice President
Attention: Robin Kane

Address:                                   PLEDGOR:

5221 N. O'Connor Boulevard., Suite 500     THOMAS GROUP, INC.
Irving, Texas 75039
                                           By:
                                              ---------------------------------
                                              Jim Taylor, CFO and Vice President

Address for each Issuer:                   ISSUER:

                                           THOMAS GROUP ASIA PTE LTD
c/o Thomas Group, Inc.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039                        By:
                                              ----------------------------------
                                              Jim Taylor, Director

                                    EXHIBIT A

--------------------------------------------------------------------------------------------------------------
                                                             PERCENTAGE
         ISSUER                          OWNER              OWNERSHIP AND         NUMBER OF       CERTIFICATE
                                       OF STOCK           TYPE OF STOCK OR         SHARES           NUMBERS
                                                          EQUITY INTEREST
--------------------------------------------------------------------------------------------------------------
Thomas Group Asia PTE LTD          Thomas Group, Inc.    65% capital voting                     Uncertificated
                                                               stock                              Securities
--------------------------------------------------------------------------------------------------------------

[COMERICA LOGO]
NOTICE OF PLEDGE AND CONTROL AGREEMENT (ISSUER OF UNCERTIFICATED SECURITY)

     This Agreement dated as of March 29, 2002 is executed among Comerica Bank - Texas, a Texas banking association ("Secured Party"), Thomas Group, Inc., a Delaware corporation ("Pledgor"), and Thomas Group Hong Kong Limited ("Issuer").

                                    RECITALS:

     A. Pursuant to a Security Agreement (Negotiable Collateral) dated as of March 29, 2002 executed by and between Secured Party and Pledgor ("Security Agreement") Pledgor has granted Secured Party a security interest in and to certain of the Investment Property (as defined in the Uniform Commercial Code as adopted in the State of Texas, as amended "UCC") of Pledgor, and more particularly, the uncertificated securities described on Exhibit A attached hereto and incorporated herein for all purposes ("Securities").

     B. By entering into this control agreement ("Agreement"), the parties are perfecting the Secured Party's security interest in the Securities, and the Secured Party shall have control over the Securities in accordance with Article 8 of the UCC.

     C. By executing this Agreement, each party respectively represents, warrants, and agrees to the following, with and for the benefit of the Secured
Party:

     The parties agree as follows:

     1. THE SECURITIES. Issuer hereby represents and warrants to Secured Party and Pledgor that (a) the Securities have been established solely in the name of Pledgor as recited above, (b) Exhibit A attached hereto is a complete and accurate description of the Securities as of the date thereof, and (c) except for the claims and interests of Secured Party and Pledgor in the Securities, neither Pledgor nor Issuer has any knowledge of any other claim to or interest in the Securities.

     2. LIENS. Issuer hereby acknowledges the security interest in the Securities granted to Secured Party by Pledgor. Issuer has not been served with any notices of levy or other documents under which any other person claims any interest in the Securities. Issuer has not received notice of any security interest in or claim to the Securities, or any portion of the Securities, other than this Agreement, and Issuer is not presently obligated to comply with any notifications it may receive from anybody (except the Pledgor) directing Issuer to register transfers of the Securities or to redeem the Securities (any such notifications are referred to herein as "Instructions"). Issuer covenants and agrees that it has not and will not hereafter agree with any third party that Issuer will comply with instructions concerning the Securities originated by such third party. Issuer will promptly notify Secured Party and Pledgor if any person asserts any lien, security interest, encumbrance or adverse claim against the Securities.

     3. CONTROL. Issuer covenants and agrees that it will comply with Instructions originated by Secured Party concerning all or any portion of the Securities at any time without further consent by Pledgor. Without the prior written consent of the Secured Party, Issuer will not comply or agree to comply with any Instructions Issuer may receive from the Pledgor or any other person with respect to all or any portion of the Securities.

     4. DIVIDENDS. By execution of this Agreement, Issuer acknowledges and agrees that (i) the Security Agreement created a security interest in dividends, and (ii) the Secured Party may at any time and without notice receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Securities, and hold the same as Collateral (as such term is defined in the Security Agreement), or apply the same to the Indebtedness (as such term is defined in the Security Agreement), the manner and distribution of the application to be in the sole discretion of Secured Party.

     5. DUPLICATE STATEMENTS AND NOTICES. Issuer will send copies of all statements, confirmations, notices of claims and other correspondence concerning the Securities to Secured Party at the address set forth below.

     6. TAX REPORTING. All items of income, gain, expense, and loss recognized in the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

     7. OTHER AGREEMENTS AND ISSUER'S JURISDICTION. In the event of a conflict between this Agreement and any other agreement between the Issuer and the Pledgor, the terms of this Agreement will prevail. Regardless of any provision in such agreement, the State of Texas shall be deemed to be Issuer's location for the purposes of this Agreement and the perfection and priority of Secured Party's security interest in the Securities.

     8. TERMINATION. The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Securities, are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of Pledgor or by the lapse of time. The obligations of Issuer herein described shall continue in effect until the security interest of Secured Party in the Securities has been terminated and Secured Party has notified Issuer of such termination in writing.

     9. THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

     10. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

     11. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and personal representatives.

     12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

     13. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below next to such party's signature. Any party may change its address for notices in the manner set forth above.

     14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular. Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender, and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit or describe the scope or intent of the provisions of this Agreement.

     15. CHOICE OF LAW. THE PARTIES HERETO AGREE THAT CERTAIN MATERIAL EVENTS, OCCURRENCES AND TRANSACTIONS RELATING TO THIS AGREEMENT BEAR A REASONABLE RELATIONSHIP TO THE STATE OF TEXAS. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THOSE LAWS OF THE STATE OF TEXAS WHICH ARE APPLICABLE TO AGREEMENTS WHICH ARE NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF TEXAS. THE SECURITIES ARE SUBJECT TO ARTICLE 8 OF THE UCC.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

     17. INDEMNIFICATION. Pledgor agrees to indemnify Secured Party, its officers and employees, and hold it and them harmless for and from all claims, losses, liabilities and expenses, including without limitation, reasonable legal fees and expenses arising from any claim of any party resulting from actions Secured Party takes in accordance with the provisions of this Agreement.

     18. JURY WAIVER. THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

Addresses:                                COMERICA BANK - TEXAS


Comerica Bank - Texas                     By:
P.O. Box 650282                              -----------------------------------
Dallas, Texas 75265-0282                     Robin Kane, Vice President
Attention: Robin Kane


Address:                                  PLEDGOR:


5221 N. O'Connor Boulevard., Suite 500    THOMAS GROUP, INC.
Irving, Texas 75039
                                          By:
                                             -----------------------------------
                                             Jim Taylor, CFO and Vice President


Address for each Issuer:                  ISSUER:

                                          THOMAS GROUP HONG KONG LIMITED
c/o Thomas Group, Inc.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039                       By:
                                             -----------------------------------
                                             Jim Taylor, Director

                                    EXHIBIT A

--------------------------------------------------------------------------------------------------------
                                                        PERCENTAGE
                                   OWNER              OWNERSHIP AND
        ISSUER                   OF STOCK            TYPE OF STOCK OR       NUMBER OF      CERTIFICATE
                                                     EQUITY INTEREST         SHARES          NUMBERS
--------------------------------------------------------------------------------------------------------
Thomas Group Hong Kong      Thomas Group, Inc.     65% capital voting                     Uncertificated
Limited                                                  stock                              Securities
--------------------------------------------------------------------------------------------------------

[COMERICA LOGO]    NO ORAL AGREEMENTS

     This Agreement (the "Agreement") is executed as of March 29, 2002 by THOMAS GROUP, INC. ("Borrower"), THOMAS GROUP OF LOUISIANA, INC., THOMAS GROUP OF SWEDEN, INC., INTERLINK TECHNOLOGIES, INC. (collectively, the "Domestic Subsidiaries"), and THOMAS GROUP GMBH, THOMAS GROUP (SUISSE) GMBH, THOMAS GROUP ASIA PTE LTD, THOMAS GROUP HONG KONG LIMITED (collectively, the "Foreign Subsidiaries") and COMERICA BANK - TEXAS, a Texas banking association ("Lender"), in connection with credit accommodations made by the Lender to the Borrower (the "Loan").

    The parties covenant and agree as follows:

(1) The rights and obligations of the parties shall be determined solely from the written "Loan Agreement" (as such term is defined in Section 26.02(a)(2) of the Texas Business and Commerce Code) executed and delivered in connection with the Loan, and any oral agreements between or among the parties are superseded by and merged into the Loan Agreement.

(2) The Loan Agreement has not been and may not be varied by any oral agreements or discussions that have or may occur before, contemporaneously with, or subsequent thereto.

(3) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

    This Agreement, which may be executed in counterparts, is executed and delivered as of the date first written above.

     BORROWER:                             LENDER:

     THOMAS GROUP, INC.,                   COMERICA BANK - TEXAS
     a Delaware corporation

     By:                                   By:
        ---------------------------------     ----------------------------------
     Printed Name:                            Robin M. Kain
                  -----------------------     Vice President
     Its:
         --------------------------------

     DOMESTIC SUBSIDIARIES:                FOREIGN SUBSIDIARIES:

     THOMAS GROUP OF LOUISIANA, INC.       THOMAS GROUP ASIA PTE LTD

     By:                                   By:
        ---------------------------------     ----------------------------------
     Printed Name:                         Printed Name:
                  -----------------------               ------------------------
     Its:                                  Its:
         --------------------------------      ---------------------------------

     THOMAS GROUP OF SWEDEN, INC.          THOMAS GROUP GMBH

     By:                                   By:
        ---------------------------------     ----------------------------------
     Printed Name:                         Printed Name:
                  -----------------------               ------------------------
     Its:                                  Its:
         --------------------------------      ---------------------------------

     INTERLINK TECHNOLOGIES, INC.          THOMAS GROUP HONG KONG LIMITED

     By:                                   By:
        ---------------------------------     ----------------------------------
     Printed Name:                         Printed Name:
                  -----------------------               ------------------------
     Its:                                  Its:
         --------------------------------      ---------------------------------

                                           THOMAS GROUP (SUISSE) GMBH
                                           By:
                                              ----------------------------------
                                           Printed Name:
                                                        ------------------------
                                           Its:
                                               ---------------------------------

                           OMNIBUS GENERAL CERTIFICATE

     The undersigned persons, holding the respective offices as set forth in the signatures of each of the respective undersigned entities, being THOMAS GROUP, INC. ("COMPANY"), a Delaware corporation, THOMAS GROUP OF SWEDEN, INC. ("TGSWEDEN"), a Delaware corporation, THOMAS GROUP OF LOUISIANA, INC. ("TGL"), a Delaware corporation, THOMAS GROUP (SUISSE) GMBH ("TGS"), a Swiss corporation, THOMAS GROUP GMBH ("TGG"), a German corporation, THOMAS GROUP ASIA PTE LTD ("TGASIA"), a Singapore corporation and THOMAS GROUP HONG KONG, LIMITED ("TGHK"), a Hong Kong limited liability company, (a) hereby delivers this Certificate in connection with that certain Third Amendment to First Amended and Restated Revolving Credit Loan Agreement dated as of even date herewith (the "AGREEMENT"), by and between Company and Comerica Bank-Texas ("LENDER"), a Texas banking association, and related loan documents and (b) hereby certifies to Lender, with the knowledge and intent that Lender may, without any investigation on its part, rely fully upon the matters herein in connection with any extension of credit to Company, that the following matters are true and correct on the date hereof. Company, TGSweden, TGL, TGS, TGG, TGAsia and TGHK are sometimes collectively referred to herein as the "CONSTITUENT COMPANIES."

     1. RESOLUTIONS. Attached hereto as EXHIBIT A are true and correct copies of resolutions relating to the agreements to be executed and delivered by each of the Constituent Companies to Lender in connection with the Agreement and related documents (collectively, the "SUBJECT AGREEMENTS"), which resolutions have been duly adopted by the Board of Directors (or equivalent managing group, in the case of TGS, TGG, TGAsia and TGHK) of each of the Constituent Companies, and none of such resolutions have been amended, modified or repealed in any respect, and all of such resolutions are in full force and effect on the date hereof.

     2. INCUMBENCY. The individuals named on SCHEDULE I attached hereto are the duly elected, qualified and acting officers, respectively, of each of the Constituent Companies and hold the offices set forth opposite their respective names as of the date hereof, and the signatures under the respective names and titles of said officers are their true and authentic signatures.

     3. INCORPORATION. The certificate of incorporation (or other equivalent charter documents of the Constituent Companies), bylaws and all amendments thereto which have been delivered to Lender, are still in full force and effect and have not been amended.

     4. ORGANIZATION, STANDING AND QUALIFICATION. Each of the Constituent Companies (a) is duly organized, validly existing and in good standing under the laws of the state (or nation, as the case may be) of organization (except that Company, TGSweden, and TGL are not in good standing with the Delaware Secretary of State), (b) has all requisite power, corporate or otherwise, to conduct business and to execute and deliver, and perform its respective obligations under, the Subject Agreements, and (c) is duly qualified to transact business as a foreign corporation in each jurisdiction where the nature of its respective property or assets (whether real, personal or mixed, or tangible or intangible), or the conduct of business requires such qualification.

     5. FULL DISCLOSURE. No information, exhibit or written report furnished by or on behalf of any of the Constituent Companies to Lender in connection with the negotiation or execution of the Subject Agreements, or the transactions contemplated thereby, contains any material misstatement of fact or omits the statement of a material fact necessary to make the statements contained therein not misleading.

     IN WITNESS WHEREOF, I have duly executed this Certificate as of March 29, 2002.

THOMAS GROUP, INC.                      THOMAS GROUP ASIA PTE LTD

By:                                     By:
   -------------------------------         -------------------------------
   Jim Taylor                                Jim Taylor
   Vice President and Chief Financial        Director
    Officer

THOMAS GROUP GMBH                       THOMAS GROUP OF SWEDEN, INC.

By:                                     By:
   -------------------------------         -------------------------------
   Robert French                             Name
   Managing Director                         Title

THOMAS GROUP (SUISSE) GMBH              THOMAS GROUP HONG KONG LIMITED

By:                                     By:
   -------------------------------         -------------------------------
   Robert French                             Jim Taylor
   Managing Director                         Director

THOMAS GROUP OF LOUISIANA, INC.

By:
   -------------------------------
   Alex W. Young
   Vice President and Secretary

                                   SCHEDULE I

   NAME                 SIGNATURE                      ENTITY                          TITLE
Jim Taylor                                   Thomas Group, Inc.                  Chief Financial
                 ------------------------                                        Officer,
                                                                                 Vice President
Alex W. Young
                 ------------------------    Thomas Group of Louisiana, Inc.*    Vice President,
                                                                                 Secretary
Robert French
                 ------------------------    Thomas Group of Sweden, Inc.*       -----------------------
Robert French
                 ------------------------    Thomas Group GmbH*                  Managing Director
Robert French
                 ------------------------    Thomas Group (Suisse) GmbH*         Managing Director
Jim Taylor
                 ------------------------    Thomas Group Asia PTE LTD*          Director
Jim Taylor
                 ------------------------    Thomas Group Hong Kong, Limited*    Director

     This Schedule may be executed in one or more counterparts, each of which shall be certified as follows:

     The undersigned, Jim Taylor, hereby certifies each above signature to be the authentic signature of the person whose name appears opposite such signature.

                                 -----------------------------------------------
                                 Jim Taylor, Secretary to Thomas Group, Inc., and authorized by the "*" entities to verify the signatures above corresponding to the "*" entity officers.

                                    EXHIBIT A

                    RESOLUTIONS OF THE CONSTITUENT COMPANIES

                                 [See Attached.]

                    RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                               THOMAS GROUP, INC.
                               (the "Corporation")

     RESOLVED, that the Chairman of the Board, the President and any Vice President of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to execute and deliver to Comerica Bank-Texas (hereinafter referred to as "BANK") in the name of and on behalf of the Corporation, with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable,
(i) a certain proposed Third Amendment to First Amended and Restated Revolving Credit Loan Agreement (the "AMENDMENT") in such form as is approved by the above-authorized officers; and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection with any of the foregoing, and to incur on behalf of the Corporation the obligations described in the Amendment; be it

     RESOLVED FURTHER, that said agreements and other statements in writing executed in the name and on behalf of the Corporation by the Chief Executive Officer, President or any Vice President shall be presumed conclusively to be the instruments, the execution of which is authorized by the resolutions; be it

     RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, notes, deeds of trust, security agreement, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings as are necessary in their dealings with Bank, and any such papers executed by any of them prior to this time are approved, ratified and confirmed; and that the Secretary and every Assistant Secretary of the Corporation be, and they severally hereby are, instructed to provide Bank, from time to time with lists of the persons who shall have been authorized by the Corporation to take the above action; and that such designations communicated to Bank shall continue in full force and effect until notice of revocation thereof is communicated to Bank at least ten (10) days prior to the effective date of termination of such authority; be it

     RESOLVED FURTHER, that any officer of the Corporation, by his signature, be, and the same hereby is, authorized and directed to certify to Bank the adoption of these resolutions; and be it

     RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and each of them hereby is, authorized, directed and empowered to do all other things and acts, to execute and deliver all other instruments, documents and certificates and to pay all costs, fees and taxes as may be, in their sole judgment, necessary, proper or advisable in order to carry out or comply with the purpose or intent of the foregoing resolutions; and that all of the acts and deeds of the aforementioned officers of the Corporation which are consistent with the purposes and intent of such resolutions be, and the same hereby are, in all respect approved, confirmed and adopted as the acts and deeds of the Corporation.

                    RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                         THOMAS GROUP SWEDEN, INC., AND
                         THOMAS GROUP OF LOUISIANA, INC.
                        (collectively, the "Corporation")

     RESOLVED, that the President and any Vice President of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to execute and deliver to Comerica Bank-Texas (hereinafter referred to as "BANK") in the name of and on behalf of the Corporation, with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Third Amended and Restated Revolving Credit Loan Agreement (the "AMENDMENT") in such form as is approved by the above-authorized officers; and
(ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection with any of the foregoing; be it

     RESOLVED FURTHER, that said agreements and other statements in writing executed in the name and on behalf of the Corporation by the Chairman of the Board, President or any Vice President shall be presumed conclusively to be the instruments, the execution of which is authorized by the resolutions; be it

     RESOLVED FURTHER, that the Board of Directors of the Corporation has determined that the benefits to be received under the Amendment as set forth in these resolutions are at least equal to the potential exposure and risk to the Corporation under the Amendment; be it

     RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, such other writings as are necessary in their dealings with Bank, and any such papers executed by any of them prior to this time are approved, ratified and confirmed; and that the Secretary and every Assistant Secretary of the Corporation be, and they severally hereby are, instructed to provide Bank, from time to time with lists of the persons who shall have been authorized by the Corporation to take the above action; and that such designations communicated to Bank shall continue in full force and effect until notice of revocation thereof is communicated to Bank at least ten
(10) days prior to the effective date of termination of such authority; be it

     RESOLVED FURTHER, that any officer of the Corporation, by his signature, be, and the same hereby is, authorized and directed to certify to Bank the adoption of these resolutions; and be it

     RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and each of them hereby is, authorized, directed and empowered to do all other things and acts, to execute and deliver all other instruments, documents and certificates and to pay all costs, fees and taxes as may be, in their sole judgment, necessary, proper or advisable in order to carry out or comply with the purpose or intent of the foregoing resolutions; and that all of the acts and deeds of the aforementioned officers of the Corporation which are consistent with the purposes and intent of such resolutions be, and the same hereby are, in all respect approved, confirmed and adopted as the acts and deeds of the Corporation.

                    RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                          THOMAS GROUP GMBH AND THOMAS
                               GROUP (SUISSE) GMBH
                        (collectively, the "Corporation")

     RESOLVED, that the Managing Director of the Corporation, by his signature, be, and the same hereby is, authorized and directed to execute and deliver to Comerica Bank-Texas (hereinafter referred to as "BANK") in the name of and on behalf of the Corporation, with such changes in the terms and provisions thereof as the Managing Director executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Third Amendment to First Amended and Restated Revolving Credit Loan Agreement (the "AMENDMENT") in such form as is approved by the above-authorized Managing Directors; and (ii) such other agreements, instruments, statements and writings as the Managing Director or Managing Directors executing the same may deem desirable or necessary in connection with any of the foregoing; be it

     RESOLVED FURTHER, that said agreements and other statements in writing executed in the name and on behalf of the Corporation by the Managing Director shall be presumed conclusively to be the instruments, the execution of which is authorized by the resolutions; be it

     RESOLVED FURTHER, that the Board of Directors of the Corporation has determined that the benefits to be received under the Amendment set forth in these resolutions are at least equal to the potential exposure and risk to the Corporation under the Amendment; be it

     RESOLVED FURTHER, that the aforementioned Managing Director of the Corporation be, and the same hereby is, authorized and directed to execute, in the name of and on behalf of the Corporation, such other writings as are necessary in their dealings with Bank, (and any such papers executed by any of them prior to this time are approved, ratified and confirmed), and to provide Bank, from time to time with lists of the persons who shall have been authorized by the Corporation to take the above action; and that such designations communicated to Bank shall continue in full force and effect until notice of revocation thereof is communicated to Bank at least ten (10) days prior to the effective date of termination of such authority; be it

     RESOLVED FURTHER, that the Managing Director of the Corporation, by his signature, be, and the same hereby is, authorized and directed to certify to Bank the adoption of these resolutions; and be it

     RESOLVED FURTHER, that the aforementioned Managing Director of the Corporation be, and is, authorized, directed and empowered to do all other things and acts, to execute and deliver all other instruments, documents and certificates and to pay all costs, fees and taxes as may be, in their sole judgment, necessary, proper or advisable in order to carry out or comply with the purpose or intent of the foregoing resolutions; and that all of the acts and deeds of the aforementioned Managing Director of the Corporation which are consistent with the purposes and intent of such resolutions be, and the same hereby are, in all respect approved, confirmed and adopted as the acts and deeds of the Corporation.

                    RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                      THOMAS GROUP ASIA PRIVATE LIMITED AND
                         THOMAS GROUP HONG KONG, LIMITED
                        (collectively, the "Corporation")

     RESOLVED, that any Director of the Corporation, by his signature, be, and the same hereby is, authorized and directed to execute and deliver to Comerica Bank-Texas (hereinafter referred to as "BANK") in the name of and on behalf of the Corporation, with such changes in the terms and provisions thereof as the Director executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Third Amendment to First Amended and Restated Revolving Credit Loan Agreement (the "AMENDMENT") in such form as is approved by the above-authorized Directors; and (ii) such other agreements, instruments, statements and writings as the Director or Directors executing the same may deem desirable or necessary in connection with any of the foregoing; be it

     RESOLVED FURTHER, that said agreements and other statements in writing executed in the name and on behalf of the Corporation by the Director shall be presumed conclusively to be the instruments, the execution of which is authorized by the resolutions; be it

     RESOLVED FURTHER, that the Board of Directors of the Corporation has determined that the benefits to be received under the Amendment set forth in these resolutions are at least equal to the potential exposure and risk to the Corporation under the Amendment; be it

     RESOLVED FURTHER, that the aforementioned Director of the Corporation be, and the same hereby is, authorized and directed to execute, in the name of and on behalf of the Corporation, such other writings as are necessary in their dealings with Bank, (and any such papers executed by any of them prior to this time are approved, ratified and confirmed), and to provide Bank, from time to time with lists of the persons who shall have been authorized by the Corporation to take the above action; and that such designations communicated to Bank shall continue in full force and effect until notice of revocation thereof is communicated to Bank at least ten (10) days prior to the effective date of termination of such authority; be it

     RESOLVED FURTHER, that any Director of the Corporation, by his signature, be, and the same hereby is, authorized and directed to certify to Bank the adoption of these resolutions; and be it

     RESOLVED FURTHER, that the aforementioned Director of the Corporation be, and is, authorized, directed and empowered to do all other things and acts, to execute and deliver all other instruments, documents and certificates and to pay all costs, fees and taxes as may be, in their sole judgment, necessary, proper or advisable in order to carry out or comply with the purpose or intent of the foregoing resolutions; and that all of the acts and deeds of the aforementioned Director of the Corporation which are consistent with the purposes and intent of such resolutions be, and the same hereby are, in all respect approved, confirmed and adopted as the acts and deeds of the Corporation.

                             SUBORDINATION AGREEMENT

     The undersigned (the "INVESTOR"), being an owner and holder of certain obligations of Thomas Group, Inc. (the "BORROWER"), and payable or otherwise accruing to the Investor arising in connection with the promissory note attached hereto as "EXHIBIT A" (the "INVESTOR NOTE", and the obligations arising in connection with the Investor Note, the "INVESTOR OBLIGATIONS"), does, for the benefit of, and at the instance of, Comerica Bank-Texas, a Texas banking association (the "BANK") and as an inducement to the Bank to extend or to continue to extend financial accommodations to the Borrower from time to time, undertake the following actions:

     1. SUBORDINATION.

          a. The Investor does hereby expressly subordinate and make inferior at all times and in all respects all of its indebtedness, obligations (including without limitation, the Investor Obligations), liens and claims, whether express or implied, written or verbal, secured or unsecured, now existing or hereafter arising, of any amount and of any nature from the Borrower to the Investor (collectively, the "SUBORDINATED INDEBTEDNESS") to all indebtedness, obligations, liens and claims, whether express or implied, written or verbal, now existing or hereafter arising, of any amount and of any nature (and all renewals, extension and modifications thereof) from the Borrower to the Bank (collectively, the "SENIOR INDEBTEDNESS").

          b. The Investor does hereby agree that the Subordinated Indebtedness shall be and remain at all times and in all respects secondary and inferior to the Senior Indebtedness, and all of the Senior Indebtedness, as now or hereafter renewed or extended, shall remain at all times and in all aspects prior and superior to the Subordinated Indebtedness. No consent or notice shall at any time be required in connection with the renewal or extension of any of the Senior Indebtedness.

     2. PAYMENTS ON INVESTOR OBLIGATIONS. Notwithstanding anything to the contrary, so long as no "Default" or "Event of Default" (as such terms are defined in the Senior Loan Agreement) shall have occurred and be continuing under that certain First Amended and Restated Revolving Credit Loan Agreement dated as of December 4, 1996, among the Borrower and the Bank (as amended or otherwise modified from time to time, the "SENIOR LOAN AGREEMENT"), the Borrower may make scheduled payments (but not prepayments) of interest and/or principal on, and otherwise satisfy, the Investor Obligations in accordance with the terms of the Investor Note.

     3. DEFAULT. Any failure to comply with the terms of, or any default or event of default declared under the Investor Note shall constitute an "Event of Default" (as such term is defined therein) under the Senior Loan Agreement. The Borrower agrees to promptly notify the Bank of any default or event of default declared under the Investor Note. So long as any "Default" or "Event of Default" (as such terms are defined therein) shall have occurred and be continuing under the Senior Loan Agreement, the Investor will not ask for, demand, sue for, take or receive, or offer to make any discharge or release of, any of the Subordinated Indebtedness.

     4. INVESTOR NOTE. No amendment or modification to the Investor Note shall be made without the express written approval of the Bank.

     5. BANKRUPTCY. The provisions of this Subordination Agreement shall continue in full force and effect, notwithstanding the commencement of a case under Title 11 of the United States Code, as amended and/or superseded, by or against the Borrower or the Investor.

     6. MISCELLANEOUS. This Subordination Agreement shall be governed in all respects by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely with Texas. This Subordination Agreement may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

            [SIGNATURE PAGES FOR THIS SUBORDINATION AGREEMENT FOLLOW]

     EXECUTED this 25th day of March, 2001.

                                    INVESTOR:

                                    JOHN R. HAMANN

                                    /s/ John R. Hamann
                                    --------------------------------

AGREEMENT AND ACKNOWLEDGEMENT:

The Borrower hereby accepts notice of the subordination created by this Subordination Agreement and agrees that it will take no action inconsistent with this Subordination Agreement.

                                    BORROWER:

                                    THOMAS GROUP, INC

                                    By:   /s/ Jim Taylor
                                        ---------------------------------------
                                    Name:   JIM TAYLOR
                                          -------------------------------------
                                    Title:   VP & CFO
                                           ------------------------------------

                                    EXHIBIT A

                                   OBLIGATIONS

                  [Attach copy of promissory note to Investor]

                                 PROMISSORY NOTE

$92,000                       Dallas, Texas                 March 29, 2002

FOR VALUE RECEIVED, the undersigned, Thomas Group, Inc., a Delaware corporation ("Maker"), promises to pay to the order of John R. Hamann ("Payee"), at Dallas, Texas, or at such other place as the holder hereof shall designate from time to time in writing, in lawful money of the United States of America, the principal sum of Ninety Two Thousand and No/100 Dollars($92,000), and to pay interest from the date hereof on the principal balance hereof from time to time remaining unpaid prior to maturity at the prime rate of interest from to time in effect at Dallas, Texas (which rate shall change from time to time when and as such prime rate of interest shall change) plus six percent (6%) per annum, such interest payable semi-annually on October 1 and April 1 of each year. All past due principal and interest shall bear interest at the higher of such rate or eighteen percent (18%) per annum until paid. The interest hereon shall never be charged or collected at a Highest Lawful Rate (as defined herein).

     The entire principal of this Note and accrued interest thereon shall be due in full on April 1, 2004.

     Except as otherwise provided in this Note, the undersigned waives demand, presentment for payment, protest, notice of protest, notice of intention to accelerate, filing of suit, and diligence in collecting this Note.

     If this Note shall be collected by legal proceedings or through a bankruptcy court, or shall be placed in the hands of an attorney for collection after maturity, no matter how maturity is brought about, the undersigned agrees to pay reasonable attorneys' or collection fees incurred by Payee in connection therewith.

     This Note shall be construed in accordance with and governed by the laws of the State of Texas.

     The undersigned shall have the right to prepay the principal in whole or in part from time to time without premium or penalty.

     This Note shall become and be immediately due and payable upon the written demand of the holder hereof to the Maker if one or more of the following events shall happen and be continuing at the time of such demand:

     (1) a decree or order by a court of competent jurisdiction shall have been entered, either (i) adjusting the Maker a bankrupt or insolvent, or
          (ii) approving a petition seeking reorganization or arrangement of the Maker under the Title II of the United States Code (the "Bankruptcy Code") or any other similar applicable federal or state law, or
          (iii) appointing a receiver or liquidator or trustee or assignee in bankruptcy of insolvency of the Maker or a receiver of all or any substantial portion of its property, and any such decree or order shall have continued in force undischarged or unstayed for a period of sixty (60) days; or

     (2) the Maker shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy petition against it, or shall file a petition or answer or consent seeking reorganization or arrangement under the Bankruptcy Code or any other similar applicable federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all of its property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

     Any notice or demand required to be given hereunder by any holder hereof shall be deemed to have been given and received (1) when actually received by Maker, if delivered in person, or (2) forty-eight (48) hours after a letter containing such notice is deposited in the United States mail, certified or registered, with postage prepaid, and addressed to Maker at 5221 North O'Connor Boulevard, Irving, Texas, 75039, or at such other address of Maker as Maker shall advise the holder hereof by certified or registered mail.

     This Note and all other agreements between Maker and Payee are hereby expressly limited so that, in no contingency or event whatsoever, whether through acceleration of maturity of this Note or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under the laws of the State of Texas as applicable to this transaction. If, from any circumstances whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve the payment of interest in excess of the Highest Lawful Rate, and if from any circumstances the holder hereof shall ever receive as interest an amount that would exceed the Highest Lawful Rate, the amount that would be excessive shall be applied to the reduction of the unpaid principal balance of this Note (and not to the payment of interest) or if such excessive interest exceeds the unpaid balance of principal of the Note, the excess shall be refunded to Maker, and the holder hereof shall not be subject to any penalty provided for the contracting for, or charging or receiving of, interest in excess of the Highest Lawful Rate regardless of when or the circumstances under which such refund or application was made.

     In the event that, subsequent to the date hereof, Maker obtains financing from any third party source, whether in the form of debt or equity, Maker and Payee agree to amend this Note and enter into such other documentation as is necessary for Payee to receive consideration for the loan evidenced by this Note on terms and conditions no less favorable to Payee than those provided to such third party. By way of illustration but not of limitation, should such third party source receive equity securities or securities convertible into equity securities of Maker in connection with a financing, Payee shall receive the same on the same terms and at the same price.

     EXECUTED as of the day and year first above written.

                                    THOMAS GROUP, INC.

                                    By:

                                    Name:  /s/ Jim Taylor
                                          -------------------------------------
                                    Title: CFO, Vice President of Finance
                                           ------------------------------------

                             SUBORDINATION AGREEMENT

     The undersigned (the "INVESTOR"), being an owner and holder of certain obligations of Thomas Group, Inc. (the "BORROWER"), and payable or otherwise accruing to the Investor arising in connection with the promissory note attached hereto as "EXHIBIT A" (the "INVESTOR NOTE", and the obligations arising in connection with the Investor Note, the "INVESTOR OBLIGATIONS"), does, for the benefit of, and at the instance of, Comerica Bank-Texas, a Texas banking association (the "BANK") and as an inducement to the Bank to extend or to continue to extend financial accommodations to the Borrower from time to time, undertake the following actions:

     1. SUBORDINATION.

          a. The Investor does hereby expressly subordinate and make inferior at all times and in all respects all of its indebtedness, obligations (including without limitation, the Investor Obligations), liens and claims, whether express or implied, written or verbal, secured or unsecured, now existing or hereafter arising, of any amount and of any nature from the Borrower to the Investor (collectively, the "SUBORDINATED INDEBTEDNESS") to all indebtedness, obligations, liens and claims, whether express or implied, written or verbal, now existing or hereafter arising, of any amount and of any nature (and all renewals, extension and modifications thereof) from the Borrower to the Bank (collectively, the "SENIOR INDEBTEDNESS").

          b. The Investor does hereby agree that the Subordinated Indebtedness shall be and remain at all times and in all respects secondary and inferior to the Senior Indebtedness, and all of the Senior Indebtedness, as now or hereafter renewed or extended, shall remain at all times and in all aspects prior and superior to the Subordinated Indebtedness. No consent or notice shall at any time be required in connection with the renewal or extension of any of the Senior Indebtedness.

     2. PAYMENTS ON INVESTOR OBLIGATIONS. Notwithstanding anything to the contrary, so long as no "Default" or "Event of Default" (as such terms are defined in the Senior Loan Agreement) shall have occurred and be continuing under that certain First Amended and Restated Revolving Credit Loan Agreement dated as of December 4, 1996, among the Borrower and the Bank (as amended or otherwise modified from time to time, the "SENIOR LOAN AGREEMENT"), the Borrower may make scheduled payments (but not prepayments) of interest and/or principal on, and otherwise satisfy, the Investor Obligations in accordance with the terms of the Investor Note.

     3. DEFAULT. Any failure to comply with the terms of, or any default or event of default declared under the Investor Note shall constitute an "Event of Default" (as such term is defined therein) under the Senior Loan Agreement. The Borrower agrees to promptly notify the Bank of any default or event of default declared under the Investor Note. So long as any "Default" or "Event of Default" (as such terms are defined therein) shall have occurred and be continuing under the Senior Loan Agreement, the Investor will not ask for, demand, sue for, take or receive, or offer to make any discharge or release of, any of the Subordinated Indebtedness.

     4. INVESTOR NOTE. No amendment or modification to the Investor Note shall be made without the express written approval of the Bank.

     5. BANKRUPTCY. The provisions of this Subordination Agreement shall continue in full force and effect, notwithstanding the commencement of a case under Title 11 of the United States Code, as amended and/or superseded, by or against the Borrower or the Investor.

6. MISCELLANEOUS. This Subordination Agreement shall be governed in all respects by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely with Texas. This Subordination Agreement may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

            [SIGNATURE PAGES FOR THIS SUBORDINATION AGREEMENT FOLLOW]

     EXECUTED this 31st day of March, 2001.

                                    [Name of Investor]

                                    By:  /s/ John T. Chain, JR.
                                        ---------------------------------------
                                    Name:   JOHN T. CHAIN, JR.
                                          -------------------------------------
                                    Title:
                                           ------------------------------------

AGREEMENT AND ACKNOWLEDGMENT:

The Borrower hereby accepts notice of the subordination created by this Subordination Agreement and agrees that it will take no action inconsistent with this Subordination Agreement.

                                    BORROWER:

                                    THOMAS GROUP, INC.

                                    By:
                                        ---------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                           ------------------------------------

     EXECUTED this ___ day of March, 2001.

                                    INVESTOR:

                                    JOHN T. CHAIN, JR.

                                    -------------------------------------------

AGREEMENT AND ACKNOWLEDGMENT:

The Borrower hereby accepts notice of the subordination created by this Subordination Agreement and agrees that it will take no action inconsistent with this Subordination Agreement.

                                    BORROWER:

                                    THOMAS GROUP, INC.

                                    By:  /s/ Jim Taylor
                                        ---------------------------------------
                                    Name:    JIM TAYLOR
                                          -------------------------------------
                                    Title:   VP & CFO
                                           ------------------------------------

                                    EXHIBIT A

                                   OBLIGATIONS

                  [Attach copy of promissory note to Investor]

                                 PROMISSORY NOTE

$1,000,000                   Dallas, Texas                  March 29, 2002

FOR VALUE RECEIVED, the undersigned, Thomas Group, Inc., a Delaware corporation ("Maker"), promises to pay to the order of John T. Chain, Jr. ("Payee"), at Dallas, Texas, or at such other place as the holder hereof shall designate from time to time in writing, in lawful money of the United States of America, the principal sum of One Million and No/100 Dollars ($1,000,000), and to pay interest from April 1, 2002 on the principal balance hereof from time to time remaining unpaid prior to maturity at the prime rate of interest from time to time in effect at Dallas, Texas (which rate shall change from time to time when and as such prime rate of interest shall change) plus six percent (6%) per annum, such interest payable semi-annually on October 1 and April 1 of each year. All past due principal and interest shall bear interest at the higher of such rate or eighteen percent (18%) per annum until paid. The interest hereon shall never be charged or collected at a Highest Lawful Rate (as defined herein).

     The entire principal of this Note and accrued interest thereon shall be due in full on April 1, 2004.

     Except as otherwise provided in this Note, the undersigned waives demand, presentment for payment, protest, notice of protest, notice of intention to accelerate, filing of suit, and diligence in collecting this Note.

     If this Note shall be collected by legal proceedings or through a bankruptcy court, or shall be placed in the hands of an attorney for collection after maturity, no matter how maturity is brought about, the undersigned agrees to pay reasonable attorneys' or collection fees incurred by Payee in connection therewith.

     This Note shall be construed in accordance with and governed by the laws of the State of Texas.

     The undersigned shall have the right to prepay the principal in whole or in part from time to time without premium or penalty.

     This Note shall become and be immediately due and payable upon the written demand of the holder hereof to the Maker if one or more of the following events shall happen and be continuing at the time of such demand:

     (1) a decree or order by a court of competent jurisdiction shall have been entered, either (i) adjudging the Maker a bankrupt or insolvent, or
          (ii) approving a petition seeking reorganization or arrangement of the Maker under the Title II of the United States Code (the "Bankruptcy Code") or any other similar applicable federal or state law, or (iii) appointing a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Maker or a receiver of all or any substantial portion of its property, and any such decree or order shall have continued in force undischarged or unstayed for a period of sixty (60) days; or

     (2) the Maker shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy petition against it, or shall file a petition or answer or consent seeking reorganization or arrangement under the Bankruptcy Code or any other similar applicable federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all of its property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

     Any notice or demand required to be given hereunder by any holder hereof shall be deemed to have been given and received (1) when actually received by Maker, if delivered in person, or (2) forty-eight (48) hours after a letter containing such notice is deposited in the United States mail, certified or registered, with postage prepaid, and addressed to Maker at 5221 North O'Connor Boulevard, Irving, Texas, 75039, or at such other address of Maker as Maker shall advise the holder hereof by certified or registered mail.

     This Note and all other agreements between Maker and Payee are hereby expressly limited so that, in no contingency or event whatsoever, whether through acceleration of maturity of this Note or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under the laws of the State of Texas as applicable to this transaction. If, from any circumstances whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve the payment of interest in excess of the Highest Lawful Rate, and if from any circumstances the holder hereof shall ever receive as interest an amount that would exceed the Highest Lawful Rate, the amount that would be excessive shall be applied to the reduction of the unpaid principal balance of this Note (and not to the payment of interest) or if such excessive interest exceeds the unpaid balance of principal of the Note, the excess shall be refunded to Maker, and the holder hereof shall not be subject to any penalty provided for the contracting for, or charging or receiving of, interest in excess of the Highest Lawful Rate regardless of when or the circumstances under which such refund or application was made.

     In the event that, subsequent to the date hereof, Maker obtains financing from any third party source, whether in the form of debt or equity, Maker and Payee agree to amend this Note and enter into such other documentation as is necessary for Payee to receive consideration for the loan evidenced by this Note on terms and conditions no less favorable to Payee than those provided to such third party. By way of illustration but not of limitation, should such third party source receive equity securities or securities convertible into equity securities of Maker in connection with a financing, Payee shall receive the same on the same terms and at the same price.

     EXECUTED as of the day and year first above written.

                                    THOMAS GROUP, INC.

                                    By:
                                    Name:  /s/ Jim Taylor
                                          ------------------------------------
                                    Title:  CFO, Vice President of Finance
                                          ------------------------------------